UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________
FORM N-CSR
_______________________________________________
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22802

_______________________________________________
FS Credit Opportunities Corp.
(Exact name of registrant as specified in charter)
 _______________________________________________

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip code)

 _______________________________________________

Michael C. Forman
FS Credit Opportunities Corp.
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)
 _______________________________________________
Registrant’s telephone number, including area code: (215) 495-1150
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.
(a)The annual report, or the Annual Report of FS Credit Opportunities Corp., or the Fund, for the year ended December 31, 2022 transmitted to stockholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended, or the “1940 Act, is as follows:

FSCO Portfolio Highlights

As of December 31, 2022 (unless otherwise noted)

Senior secured debt represented 82% of the Fund’s portfolio.

Portfolio composition (by fair value)*		Industry classification (by fair value)*
Senior Secured Loans—First Lien	56%	Health Care Equipment & Services	14%
Senior Secured Loans—Second Lien	10%	Consumer Services	13%
Senior Secured Bonds	16%	Commercial & Professional Services	10%
Subordinated Debt	5%	Capital Goods	10%
Asset Based Finance	6%	Diversified Financials	7%
Equity/Other	7%	Energy	7%
		Retailing	6%
		Pharmaceuticals, Biotechnology & Life Sciences	5%
		Automobiles & Components	5%
		Transportation	4%
		Consumer Durables & Apparel	4%
		Software & Services	4%
		Materials	3%
		Insurance	2%
		Telecommunication Services	2%
		Banks	1%
		Food, Beverage & Tobacco	1%
		Technology Hardware & Equipment	1%
		Food & Staples Retailing	1%

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* Derivatives are not included in this table. Holdings subject to change.

FSCO Officers + Directors

Officers

Michael Forman	James F. Volk
President & Chief Executive Officer	Chief Compliance Officer

Edward T. Gallivan, Jr.	Jason Zelesnik
Chief Financial Officer	Chief Operating Officer

Stephen S. Sypherd
Vice President, Treasurer & Secretary

Board of Directors

Michael Forman	Philip E. Hughes, Jr.
Chairman	Director
Chairman & Chief Executive Officer	Vice-Chairman
FS Investments	Keystone Industries

Walter W. Buckley, III	Robert N.C. Nix, III
Director	Director
Managing Partner & Co-Chief Investment Officer	Of Counsel,
Seminal Capital Holdings, LLC	Obermayer Rebmann Maxwell & Hippel LLP

Barbara J. Fouss
Director
Credit Specialist
Providence Bank

Management’s Discussion of Fund Performance (Unaudited)

Fellow Stockholder,
We hope that this letter finds you well in what has been an extraordinarily volatile year within the global fixed income and equity markets and an important year in the lifecycle of FS Credit Opportunities Corp., (the "Fund", or "FSCO"), formerly FS Global Credit Opportunities Fund. On November 14, 2022, FSCO listed its common stock on the New York Stock Exchange (NYSE) through a direct listing.
It may sound counterintuitive, but we think the market backdrop and the dislocation we saw last year created a timely opportunity to bring FSCO to market. With 16 years of average experience, the team has invested across multiple credit cycles, and we draw upon this expertise to source, analyze and structure a broad universe of investment opportunities. A large part of the investment team’s DNA is investing in dislocated and stressed markets, and we therefore believe our experience and expertise is well suited for today’s markets.
In addition to providing stockholders with enhanced liquidity of their shares, we believe the Fund and portfolio are competitively positioned in the public markets for the following reasons:
•Fully scaled credit platform: As of December 31, 2022, the Fund managed $2.0 billion in assets, ranking as one of the largest publicly traded credit-focused closed-end funds (CEFs) by asset size. Our portfolio management team leverages the full resources, infrastructure, and expertise of FS Investments, a $35 billion alternative asset manager.
•Flexible strategy investing in public and private credit: Our ability to invest across public and private markets allows us to adjust allocations across changing economic and credit cycles. This level of flexibility has been particularly helpful across the changing market conditions over the past two years.
•Strong track record: The Fund has outperformed high yield bonds by 189 basis points and loans by approximately 70 basis points per year through December 31, 2022 since Andrew Beckman and the FS Investments Liquid Credit & Special Situations team assumed all portfolio management responsibilities in January 2018. 1,2
•Competitive dividend: On November 18, 2022, the Fund's Board of Directors announced an increase to the monthly dividend from $0.0425 per share of common stock to $0.04945 per share of common stock effective with the December dividend. On an annualized basis, the dividend increased from $0.51 per share of common stock to approximately $0.59 per share of common stock, representing a 16% increase and an annualized dividend yield of 9.36% based on the Fund’s net asset value as of December 31, 2022.
The Fund's listing marked an important milestone for FSCO and our stockholders since the FS Liquid Credit & Special Situations team assumed management of the Fund. Our goals at that time in 2018 were clear–seek to diversify the portfolio by increasing our allocations to specialized and private investments where we can provide customized solutions for our borrowers, reduce volatility in the Fund’s net asset value and optimize the Fund’s borrowings. We believe that we have methodically executed on these goals on behalf of our stockholders over the last five years and believe our performance is reflective of the hard work and expertise of our team.
FSCO Overview
The team has invested more than $7 billion over the last five years in non-traditional areas of the credit market including opportunistic and event-driven credit, dislocated/special situations and private structured capital solutions. We are not constrained by a specific asset class mandate – we can invest across loans, bonds, structured credit, or highly structured equity investments and across fixed / floating rate assets. Within the public and private credit markets we tend to have a differentiated focus from traditional credit funds. In private credit, our focus is on financings to unconventional credit profiles outside of the focus of traditional banks, traditional BDCs and other conventional lenders. We look for situations where return premiums exist due to complexity, illiquidity or as a result of corporate events. Within the public markets, we look to invest in credits that are misunderstood and thus garner additional yield to on-the-run instruments or situations with catalysts for price appreciation, whether through mergers and acquisitions, refinancing, debt maturities or earnings growth.

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1 Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labelled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labelled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.
2 Senior secured loans represented by the S&P/LSTA Leveraged Loan Index. High yield bonds represented by the ICE BofAML U.S. High Yield Index. Investment grade represented by the ICE BofAML U.S. Corporate Index. One cannot invest directly in an index.

Management’s Discussion of Fund Performance (Unaudited)(continued)

We have methodically repositioned the portfolio to where it is today, to what we believe is a very clean portfolio with a focus on     senior secured debt and floating rate assets, a low duration profile and a dynamic portfolio comprised of public and private credit. As of the close of the fiscal year on December 31, 2022, the portfolio was defensively positioned, with 82% allocated to senior secured debt. We believe being senior in the capital structure may help protect stockholder value, especially if there is either a prolonged period of sluggishness or a more material weakening in the economy. The portfolio has low duration of just over one year, with 63% of the portfolio comprised by floating rate assets, up from approximately 58% of the portfolio as of December 31, 2021 and 54% at year-end 2020. The rapid rise in base rates in 2022 enhanced the portfolio yield so we saw the benefit of rising rates pass through to investors.
We believe the combination of high current income and low duration should be an attractive income stream for many investors and that our flexibility to invest across the capital structure, in public and private markets and between fixed and floating rate coupons has been a big reason why we’ve been able to outperform the loan and high yield bond indices since taking over management of FSCO.
Additionally, relative to the larger CEF competitors in the market, we believe the liability side of our balance sheet gives us a competitive edge. Approximately 42% of our capital structure is comprised of preferred debt financings, based on a fully drawn basis, which:
•are multi-year, meaning that the Fund should be well positioned to avoid a near-term "maturity wall"
•are mostly fixed rate and provide a flexibility in the types of assets we can borrow against; and
•generally provide favorable regulatory treatment vs. traditional term/revolving debt facilities.
Putting it all together, we believe we have a Fund and platform built to drive strong risk-adjusted returns through changing economic and financial market conditions.
Market Summary
U.S. economic growth stalled in 2022 as inflation reached a 40-year high and became increasingly broad-based. The Federal Reserve engaged in its fastest rate hike cycle in decades, bringing the target Fed funds rate to 4.25%-4.50% as of December 31, 2022, up from 0%-0.25% at the start of the year. Rates across the yield curve spiked as both the 2-year and 10-year U.S. Treasury yields reached their highest points since 2007 before moderating somewhat later in the year. Against this backdrop, the Bloomberg U.S. Aggregate Bond Index returned -13.0% during the year while investment grade corporate bonds fell -15.8% as rising rates weighed heavily on higher-duration fixed income markets.
Investor concerns oscillated throughout the fiscal year between fears over rising rates and slowing economic growth, causing dislocations across the broad universe of credit asset classes. Senior secured loans (-0.6%) outperformed during the fiscal year given their floating rate nature, while high yield bonds (-11.2%) experienced great weakness.1,2 Performance by credit ratings clearly reflected investors’ defensive bias with higher rated credits outperforming vs. their peers. BB and B rated bonds both returned -10.6% during the year compared to -16.3% for CCC bonds. This divergence was even sharper in the loan market, as BB and B loans returned 3.0% and -1.1%, respectively, compared to -12.0% for CCC loans during the year.1,2
Despite the macro headwinds, credit fundamentals remained relatively resilient during the year. Revenue and earnings among high yield issuers both grew by double digits compared to a year earlier. Loan market fundamentals were directionally similar as revenue and earnings growth returned to pre-pandemic levels. On a forward-looking basis, corporate fundamentals, particularly for issuers with heavily floating rate capital structures, could be subject to increased margin pressure amidst weaker economic growth and higher interest rates. In this environment, fundamental credit analysis and security selection will be critical to delivering outperformance.
FSCO Performance
FSCO returned -10.69% during the year as Fund performance declined in sympathy with the broader credit markets. Over the annual period, the Fund outperformed the liquid high yield market by 63 basis points and underperformed the senior secured loan market, which benefited from its floating rate nature, by 999 basis points, which benefited from their floating rate nature during the year. The value of our investment portfolio declined primarily due to spread widening and multiple contractions during the year. As a result, the Fund’s net asset value declined -17.1%, after taking into effect distributions paid during the year.

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1 Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labelled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labelled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change. One cannot invest directly into an index.
2 Senior secured loans represented by the S&P/LSTA Leveraged Loan Index. High yield bonds represented by the ICE BofAML U.S. High Yield Index. Investment grade represented by the ICE BofAML U.S. Corporate Index. One cannot invest directly in an index.

Management’s Discussion of Fund Performance (Unaudited)(continued)

FSCO generated net investment income of $0.68 per share of common stock, driven by the positive impact of rising interest rates. Consistent with our dividend policy of delivering a fully funded annualized distribution, the Fund’s net investment income exceeded the distributions of $0.52 per share of common stock paid during the year. In fact, we have consistently out-earned our dividend since taking over management. From January 2018 through December 31, 2022, net investment income represented 119% of FSCO's monthly dividend, representing what we believe is a clear point of differentiation compared to our CEF peers.
We believe that the past two years served as a good case study on the potential benefits of the Fund’s flexible approach investing across public and private markets to drive returns as market conditions change. In 2021, for example, we didn’t find opportunities in the public markets overly compelling amid tight spreads, lower yields and generally benign market conditions. We focused a good deal of our time throughout 2021 sourcing private investments where we could earn a return premium relative to the public markets in highly structured transactions.
2022, however, essentially saw a mirror image of 2021, with widening credit spreads, higher yields and greater dispersion in performance across sectors in the public markets. At the same time, deal flow in the private markets slowed alongside falling M&A activity. Against this backdrop, and with high yield bonds and loans yielding approximately 10% for large parts of the year given pockets of dislocations within the broader public credit markets, we generally found greater opportunities within the public markets in 2022 compared to a year before. All the while, we continued to defensively position the portfolio by adding what we believed were higher-quality investments that have low default risk and limited duration profiles yet paid an attractive level of current income within the market environment.
Despite the volatile market conditions throughout the fiscal year, we are proud of the significant achievements the Fund made over the past year, undoubtedly headlined by providing our stockholders with enhanced liquidity via its listing on the NYSE. Our goal remains to deliver higher total returns than traditional credit strategies with lower risk for our stockholders. We believe we have the right fund structure and optimized liability cost structure to manage through volatility and continue to drive strong returns for our investors.

Thank you for your continued support and trust in us.
Andrew Beckman
Portfolio Manager, FSCO
Head of Liquid Credit and Special Situations

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS Statements included herein may constitute "forward-looking" statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to future events or the future performance or operations of the Fund. Words such as "intends," "will," "expects," and "may" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geopolitical risks, risks associated with possible disruption to the Fund's operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics such as COVID-19, future changes in laws or regulations and conditions in the Fund's operating area, unexpected costs, the price at which the Fund's shares of common stock may trade on the New York Stock Exchange and such other factors that are disclosed in the Fund's filings with the Securities and Exchange Commission. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Management’s Discussion of Fund Performance (Unaudited)(continued)

Average Annual Total Return

FS Credit Opportunities Corp.	For the Year Ended December 31, 2022	For the Five Years Ended December 31, 2022	Since Inception
Net Asset Value (NAV)(1)	(10.69)%	4.01%	3.54%
Market Price Common Stock(2)	7.19%	—	—
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(1)The Fund commenced operations on December 12, 2013.
(2)The Fund listed its common stock on the NYSE on November 14, 2022. Information is not annualized.

Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Returns reflect the reinvestment of distributions made by the Fund, if any. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. On December 14, 2020, FS Global Credit Opportunities Fund–A (FSGCO–A), FS Global Credit Opportunities Fund–ADV (FSGCO–ADV), FS Global Credit Opportunities Fund–D (FSGCO–D), FS Global Credit Opportunities Fund–T (FSGCO–T), and FS Global Credit Opportunities Fund–T2 (FSGCO–T2) (the “Feeder Funds”) merged in to the Fund. Performance for stockholders who initially invested in the Feeder Funds would differ based on fees. The investment returns shown do not include selling commissions and dealer manager fees, which could have totaled up to 8% of FSGCO–A’s public offering price, up to 2% of FSGCO–D’s public offering price, up to 4% of FSGCO–T’s public offering price, and up to 4% of FSGCO–T2’s public offering price. Had such selling commissions and dealer manager fees been included, performance would be lower. To obtain the most recent month-end performance, visit www.fsinvestments.com.
For the year ended December 31, 2022, the monthly distribution rate per share of common stock was $0.0425 for the months January through November, and $0.04945 for the month of December, representing a distribution rate of 8.17% based on the Fund’s net asset value per share of common stock of $6.33, and a distribution rate of 10.98% based on the Fund's market value, per share of common stock, of $4.71. During the year ended December 31, 2022, the entire $0.51695 distribution per share of common stock was made from net investment income. None of the distribution was a return of capital. The monthly distribution is expected to continue at a rate of $0.04945 per share of common stock for the year ending December 31, 2023.
For the year ended December 31, 2022, 75.9% of distributions qualified as interest related dividends for the Fund’s stockholders which are exempt from U.S. withholding tax applicable to non U.S. stockholders. For the year ended December 31, 2022, 89.1% of distributions qualified as excess interest income for purposes of Internal Revenue Code Section 163(j).
For the Fund’s current expense ratio, please refer to the Financial Highlights section of this report.

Report of Independent Registered Public Accounting Firm
To the Stockholders and Board of Directors of FS Credit Opportunities Corp.

Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of FS Credit Opportunities Corp. (the “Fund”), including the consolidated schedule of investments, as of December 31, 2022, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2022, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodians, brokers and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as auditor of one or more FS Investments investment companies since 2013.

Philadelphia, Pennsylvania
February 28, 2023

FS Credit Opportunities Corp.
Consolidated Schedule of Investments
As of December 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—80.8%
ANCILE Solutions, Inc.	(e)(f)	Software & Services	L+700, 3.0% PIK (3.0% Max PIK)	1.0%	6/11/26	$35,422	$35,422	$34,669
Arrow Purchaser Inc.	(e)	Retailing	L+675	1.0%	4/15/26	14,467	14,439	13,020
Ascena Retail Group, Inc.	(e)(i)(p)	Retailing	L+450	0.8%	8/21/22	35,525	12,121	89
Belk, Inc.	(e)(i)(p)	Retailing	5.0%, 8.0% PIK (8.0% Max PIK)		7/31/25	4,683	2,532	581
BridgeBio Pharma, Inc.	(f)	Pharmaceuticals, Biotechnology & Life Sciences	6.0%, 3.0% PIK (3.0% Max PIK)		11/17/26	20,620	20,374	17,682
BusPatrol LLC	(f)	Commercial & Professional Services	L+725, L+725 PIK (L+1450 Max PIK)	1.5%	9/24/24	28,976	28,128	27,564
BusPatrol LLC	(f)(g)	Commercial & Professional Services	L+725, L+725 PIK (L+1450 Max PIK)	1.5%	9/24/24	762	762	725
CCS-CMGC Holdings, Inc.	(e)	Health Care Equipment & Services	L+550	0.0%	10/1/25	29,045	27,761	23,121
Chinos Intermediate 2, LLC	(e)	Retailing	L+800	1.0%	9/10/27	28,662	29,067	26,429
CPC Acquisition Corp.	(e)	Materials	L+375	0.8%	12/29/27	10,962	8,611	8,013
Cresco Labs, LLC	(e)	Pharmaceuticals, Biotechnology & Life Sciences	9.5%		8/12/26	51,000	49,699	47,685
Drive Assurance Corp.	(f)	Insurance	S+1000	1.0%	5/23/28	11,725	11,644	11,608
Drive Assurance Corp.	(f)(g)	Insurance	S+1000	1.0%	5/23/28	5,775	5,775	5,717
ECL Entertainment, LLC	(e)	Consumer Services	L+750	0.8%	5/1/28	12,805	12,706	12,795
First Brands Group, LLC	(e)	Automobiles & Components	S+500	1.0%	3/30/27	24,562	23,271	23,371
GSM Midco, LLC	(f)	Consumer Services	L+725	1.0%	3/25/27	38,000	37,497	36,765
HCH Holdco, Inc.	(f)	Health Care Equipment & Services	S+825	1.0%	4/13/27	33,363	32,465	36,699
LifeScan Global Corp.	(e)	Health Care Equipment & Services	L+600	0.0%	10/1/24	59,691	57,087	43,425
Lucky Bucks, LLC	(e)	Consumer Services	L+550	0.8%	7/30/27	20,275	17,260	11,945
Maverick Gaming, LLC	(e)	Consumer Services	L+750	1.0%	9/3/26	15,306	15,066	12,628
Medify Air, LLC	(f)	Capital Goods	L+1050	1.0%	12/1/26	51,458	51,458	50,108
MLN US HoldCo LLC	(e)	Technology Hardware & Equipment	L+450	0.0%	11/30/25	2,837	2,500	1,000
Monitronics International, Inc.	(e)	Commercial & Professional Services	L+750	1.3%	3/29/24	63,374	60,599	42,651
Monitronics International, Inc.	(e)	Commercial & Professional Services	L+600	1.5%	7/3/24	29,876	29,889	28,382
Mountaineer Merger Corp.	(e)	Retailing	L+700	0.8%	10/26/28	14,625	14,241	9,604
Nelson Global Products, Inc.	(e)(f)	Automobiles & Components	L+1025	1.3%	9/23/26	40,503	37,769	40,199
Nelson Global Products, Inc.	(f)(g)	Automobiles & Components	L+1025	1.3%	9/23/26	6,482	6,482	6,433
Neovia Logistics, LP	(e)	Transportation	S+900	0.5%	11/1/27	42,059	37,974	37,853
New SK HoldCo Sub LLC	(e)	Consumer Services	S+675	0.8%	6/30/27	28,544	26,427	25,105
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)		Amortized Cost	Fair Value(d)
North Atlantic Imports, LLC	(f)	Consumer Durables & Apparel	S+750	0.5%	10/15/26		$18,750	$18,750	$18,773
One Call Corp.	(e)	Health Care Equipment & Services	L+550	0.8%	4/22/27		41,451	39,633	34,266
Powerhouse Intermediate, LLC	(f)	Commercial & Professional Services	L+1025	1.0%	1/12/27		39,200	37,679	38,073
Propulsion Acquisition, LLC	(e)(f)	Capital Goods	L+700	1.0%	7/13/24		37,194	36,924	37,240
Pyxus Holdings Inc.	(e)	Food, Beverage & Tobacco	L+800, 2.0% PIK (2.0% Max PIK)	1.5%	2/24/25		20,314	20,020	18,028
Quorum Health Corp.	(e)	Health Care Equipment & Services	L+800	1.0%	4/29/25		31,296	30,963	21,946
Retail Services WIS Corp.	(e)	Commercial & Professional Services	L+775	1.0%	5/20/25		14,322	14,060	14,036
S&S Holdings LLC	(e)	Consumer Durables & Apparel	L+500	0.5%	3/11/28		22,069	21,546	20,175
Salt Creek Aggregator HoldCo, LLC	(e)(f)	Energy	8.0% PIK (8.0% Max PIK)		7/12/26		17,716	17,851	17,428
Staples Canada, ULC	(e)(f)	Retailing	C+700	1.0%	9/12/24	C$	21,619	16,880	15,815
Sungard AS New Holdings III, LLC	(f)(r)	Software & Services	L+1150 PIK (L+1150 Max PIK)		10/31/22		$2,118	2,118	2,118
Sungard AS New Holdings III, LLC	(f)(i)(p)(r)	Software & Services	S+375, 3.8% PIK (3.8% Max PIK)	1.0%	7/1/24		6,221	6,308	468
SuperRego, LLC	(f)	Consumer Services	15%		7/30/26		16,182	15,906	14,503
Syncapay, Inc.	(e)	Software & Services	L+650	1.0%	12/10/27		30,864	29,868	30,614
TCFIII Owl Finance LLC	(f)	Capital Goods	12.0% PIK (12.0% Max PIK)		1/30/27		49,194	48,384	47,410
United Gaming LLC	(e)(f)	Consumer Services	L+900		6/9/25		45,186	44,880	44,339
United Gaming LLC	(g)(f)	Consumer Services	L+900		6/9/25		1,423	1,423	1,396
US Renal Care, Inc.	(e)	Health Care Equipment & Services	L+550	1.0%	6/26/26		14,650	14,216	8,268
US Renal Care, Inc.	(e)	Health Care Equipment & Services	L+500	0.0%	6/26/26		16,555	13,979	9,343
Total Senior Secured Loans—First Lien								1,140,414	1,030,105
Unfunded Loan Commitments								(14,442)	(14,442)
Net Senior Secured Loans—First Lien								1,125,972	1,015,663

Senior Secured Loans—Second Lien—14.8%
Astro One Acquisition Corp.	(e)	Consumer Durables & Apparel	L+850	0.8%	9/15/28		10,000	8,905	7,650
Aveanna Healthcare LLC	(e)	Health Care Equipment & Services	L+700	0.5%	12/10/29		20,000	19,819	12,000
Eversana Life Sciences Services, LLC	(e)	Health Care Equipment & Services	L+800	0.5%	12/17/29		7,000	6,905	6,300
First Brands Group, LLC	(e)	Automobiles & Components	L+850	1.0%	3/30/28		18,000	17,707	16,320
Infinite Bidco LLC	(e)	Capital Goods	L+700	0.5%	3/2/29		10,000	9,959	9,250
LaserShip, Inc.	(e)	Transportation	L+750	0.8%	5/7/29		27,272	27,115	16,636
MLN US HoldCo LLC	(e)	Technology Hardware & Equipment	S+875	0.0%	11/30/26		14,396	13,422	3,036
New Giving Acquisition, Inc.	(f)(r)	Health Care Equipment & Services	12.5%		2/19/28		45,000	44,119	44,775
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
NGS US Finco, LLC	(e)	Energy	L+850	1.0%	8/21/26	$30,000	$29,742	$28,050
S&S Holdings LLC	(e)	Consumer Durables & Apparel	L+875	0.5%	3/9/29	5,000	5,012	4,550
Salt Creek Aggregator HoldCo, LLC	(e)(f)(i)(p)	Energy			7/12/27	23,486	18,450	19,581
Salt Creek Aggregator HoldCo, LLC	(e)(f)(i)(p)	Energy			7/12/27	3,701	1,996	2,630
Sungard AS New Holdings III, LLC	(f)(i)(p)(r)	Software & Services	S+400, 2.8% PIK (2.8% Max PIK)	1.0%	8/1/24	15,246	14,729	—
TruGreen, LP	(e)	Commercial & Professional Services	L+850	0.8%	11/2/28	10,000	9,838	7,400
Women's Care Holdings, Inc.	(e)	Health Care Equipment & Services	L+825	0.8%	1/12/29	8,000	7,867	7,260
Total Senior Secured Loans—Second Lien							235,585	185,438

Senior Secured Bonds—23.9%
Carnival Corp.	(n)(o)	Consumer Services	10.5%		2/1/26	7,500	7,710	7,548
Carnival Corp.	(n)(o)	Consumer Services	9.9%		8/1/27	10,000	10,000	9,467
CSI Compressco LP	(e)(n)(o)	Energy	10.0%		4/1/26	18,567	10,493	15,353
CSVC Acquisition Corp.	(n)(o)	Commercial & Professional Services	7.8%		6/15/25	41,897	36,410	29,433
Diebold Nixdorf, Inc.	(n)(o)	Technology Hardware & Equipment	9.4%		7/15/25	19,055	16,684	13,205
Digicel International Finance Ltd.	(n)(o)	Telecommunication Services	8.8%		5/25/24	35,000	35,056	30,155
GPS Hospitality Holding Co LLC	(n)(o)	Consumer Services	7.0%		8/15/28	5,300	3,478	3,361
Guitar Center, Inc.	(e)(n)	Retailing	8.5%		1/15/26	37,000	37,172	30,452
JW Aluminum Co.	(n)(o)	Materials	10.3%		6/1/26	43,500	44,004	44,355
LHS, LLC	(f)	Capital Goods	12.0% PIK (12.0% Max PIK)		2/26/27	31,569	31,202	26,281
Medicine Man Technologies, Inc.	(f)	Pharmaceuticals, Biotechnology & Life Sciences	9.0%, 4.0% PIK (4.0% Max PIK)		12/3/26	15,650	15,395	12,902
Navios Logistics Finance, Inc.	(n)(o)	Transportation	10.8%		7/1/25	25,000	25,000	23,544
North Atlantic Imports, LLC	(f)	Consumer Durables & Apparel	14.0% (7.0% Max PIK)		11/30/27	25,000	25,000	25,094
North Atlantic Imports, LLC	(f)(g)	Consumer Durables & Apparel	14.0% (7.0% Max PIK)		11/30/27	6,250	6,250	6,273
StoneMor Inc.	(n)(o)	Consumer Services	8.5%		5/15/29	5,357	5,357	4,293
TKC Holdings, Inc.	(n)(o)	Food & Staples Retailing	6.9%		5/15/28	10,000	10,000	7,826
Trulieve Cannabis Corp.	(o)	Pharmaceuticals, Biotechnology & Life Sciences	8.0%		10/6/26	20,000	20,000	17,118
Total Senior Secured Bonds							339,211	306,660
Unfunded Commitments							(6,250)	(6,250)
Net Senior Secured Bonds							332,961	300,410

See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Subordinated Debt—6.9%
Acrisure LLC	(n)(o)	Insurance	10.1%		8/1/26	$31,000	$30,899	$30,200
Advisor Group Holdings, Inc.	(n)(o)	Diversified Financials	10.8%		8/1/27	20,200	19,287	20,478
Carnival Holdings Bermuda Ltd.	(n)(o)	Consumer Services	10.4%		5/1/28	3,000	2,954	3,085
Cleanview Sponsor, LLC	(f)(i)	Diversified Financials	0.0%		3/31/23	125	125	125
Freedom Mortgage Corp.	(n)(o)	Diversified Financials	7.6%		5/1/26	6,000	6,000	5,014
Home Point Capital Inc.	(n)(o)	Banks	5.0%		2/1/26	27,483	23,049	19,039
TKC Holdings, Inc.	(n)(o)	Food & Staples Retailing	10.5%		5/15/29	15,000	15,000	8,425
Total Subordinated Debt							97,314	86,366

Asset Based Finance—8.5%
BCP Great Lakes II - Series A Holdings LP	(f)(s)	Diversified Financials	18.1%		7/31/30	33,060	32,438	32,234
BCP Great Lakes II - Series A Holdings LP	(f)(g)(s)	Diversified Financials	18.1%		7/31/30	6,414	6,414	6,253
Bridge Street CLO I Ltd., Subordinated Notes	(f)(m)(n)(r)	Diversified Financials	17.0%		1/20/34	28,200	24,597	24,783
Bridge Street CLO II Ltd., Subordinated Notes	(f)(m)(n)(r)	Diversified Financials	16.6%		7/20/34	28,560	25,543	25,261
Bridge Street CLO III Ltd., Subordinated Notes	(f)(m)(n)(r)	Diversified Financials	16.0%		10/20/34	27,600	27,565	18,830
Deutsche Bank AG Frankfurt (CRAFT 2017-1), Credit Linked Note	(e)(f)(n)	Diversified Financials	1.4%		10/20/26	6,699	6,609	5,518
Total Asset Based Finance							123,166	112,879
Unfunded Commitments							(6,414)	(6,414)
Net Asset Based Finance							116,752	106,465

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units	Cost	Fair Value(d)
Equity/Other—10.4%
Belk, Inc., Common Equity	(e)(i)	Retailing			579	15	5
BusPatrol LLC, Warrants, 12/31/31, Strike: $0.01	(f)(i)	Commercial & Professional Services			6,408	1,314	1,437
Carnelian Point Holdings LP, Warrants, 6/30/27, Strike: $10.00	(e)(i)	Consumer Services			30,146	30	30
Chinos Holdings, Inc., Common Equity	(i)	Retailing			878,252	9,892	8,093
Chinos Holdings, Inc., Warrants	(i)	Retailing			412,738	1,447	1,321
Copper Property CTL Pass Through Trust, Common Equity	(i)	Retailing			159,498	2,632	2,153
Drive Assurance Corp., Common Stock	(f)(i)	Insurance			18,760	19	71
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2022 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor(b)	Shares/Units	Cost	Fair Value(d)
Drive Assurance Corp., Preferred Stock	(f)	Insurance	10.0% PIK (10.0% Max PIK)		976	$976	$1,143
Ginkgo Bioworks Holdings, Inc., Warrants, 8/1/26	(i)	Pharmaceuticals, Biotechnology & Life Sciences			2,000	—	—
Guitar Center, Inc., Preferred Equity	(e)(f)	Retailing	15.0%		6,705	6,705	5,138
Nelson Global Products, Inc., Common Stock	(f)(i)	Automobiles & Components			43,998	1,231	1,864
Nelson Global Products, Inc., Series A Preferred Stock	(f)(i)	Automobiles & Components			1,268	1,268	1,268
New Giving Acquisition, Inc, Common Stock	(f)(i)(r)	Health Care Equipment & Services			188,561	330	6,911
New Giving Acquisition, Inc. Warrants, 8/19/29, Strike: $0.01	(f)(i)(r)	Health Care Equipment & Services			16,667	29	611
Penn Foster Inc., Preferred Equity, 11/17/27	(e)(f)	Consumer Services	L+975	1.0%	59,395	58,450	52,531
Penney Borrower, LLC, Earnouts	(i)	Retailing			21,267	170	117
Planet Labs PBC, Warrants, 12/6/26, Strike: $11.50	(i)	Commercial & Professional Services			5,000	—	4
RDV Resources Oil & Gas, Inc., Common Equity	(f)(i)	Energy			457,704	3,618	1,703
Ridgeback Resources Inc., Common Equity	(f)(i)	Energy			1,960,162	9,515	8,545
Rosecliff Acquisition Corp., Warrants 12/31/27, Strike $11.50	(i)	Diversified Financials			33,333	—	1
SCM EPIC, LLC, Common Equity	(f)(i)(q)(s)	Energy			34,800	35,861	32,430
SCM Topco, LLC, Series B Preferred Equity, 7/13/28	(f)(i)(p)(q)	Energy			27,398	2,449	4,195
SCM Topco, LLC, Series C Common Equity	(f)(i)(q)	Energy			196	—	—
SCM Topco, LLC, Warrants, 7/10/28, Strike: $75,000	(f)(i)(q)	Energy			1	—	—
Selecta Group B.V., Contingent Value Notes, 1/25/23	(f)(h)(i)	Retailing			7	3	—
Selecta Group B.V., Warrants	(f)(h)(i)	Retailing			98	2	—
SuperRego, LLC, Warrants, 7/30/28, Strike: $0.01	(f)(i)	Consumer Services			139,285	56	1,602
Total Equity/Other						136,012	131,173
TOTAL INVESTMENTS—145.3%						$2,044,596	1,825,515
Credit Facilities Payable—(22.7)%							(285,000)
Term Preferred Shares, at Liquidation Value, Net—(31.7)%							(397,790)
Other Assets in Excess of Liabilities—9.1%	(j)						113,601
NET ASSETS—100.0%							$1,256,326
_________________
C$ – Canadian Dollar.

See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2022 (in thousands, except share amounts)

Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Number of Shares	Proceeds	Fair Value(d)
Investments Sold Short—(3.9)%
Invesco Senior Loan ETF	(i)	Diversified Financials	(2,400,000)	$(51,401)	$(49,272)
Total				$(51,401)	$(49,272)

Forward Foreign Currency Exchange Contracts
Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, N.A.	1/12/23	USD	24,855	CAD	33,750	$(85)
JPMorgan Chase Bank, N.A.	1/12/23	USD	4,124	EUR	3,900	(51)
Total						$(136)
_________________
CAD – Canadian Dollar.
EUR – Euro.
USD – U.S. Dollar.

Credit Default Swaps on Corporate Issues—Buy Protection
Reference Entity	Counterparty	Implied Credit Spread at December 31, 2022(k)	Industry	Fixed Deal Pay Rate	Periodic Payment Frequency	Maturity	Notional(l)	Fair Value(d)	Unamortized Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Rentals North America, Inc.	Barclays Bank PLC	1.0%	Capital Goods	5.0%	Quarterly	12/20/24	$(2,000)	$(153)	$(128)	$(25)
United Rentals North America, Inc.	Credit Suisse International	1.0%	Capital Goods	5.0%	Quarterly	12/20/24	$(5,000)	(382)	(318)	(64)
United Rentals North America, Inc.	JPMorgan Chase Bank, N.A.	1.0%	Capital Goods	5.0%	Quarterly	12/20/24	$(3,000)	(229)	(191)	(38)
Total								$(764)	$(637)	$(127)
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2022 (in thousands, except share amounts)
_________________

(a)	Security may be an obligation of one or more entities affiliated with the named company.
(b)
Certain variable rate securities in FS Credit Opportunities Corp.’s, or the Fund’s, portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of December 31, 2022, the three-month London Interbank Offered Rate, or LIBOR, or L, was 4.77%, the Term Secured Overnight Financing Rate, or Term SOFR, or S, was 4.59% and the Canadian Dollar Offer Rate, or CDOR, or C was 4.94%. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(c)	Denominated in U.S. dollars, unless otherwise noted.
(d)	Fair value is determined by the Fund’s investment adviser, FS Global Advisor, LLC which has been designated by the Fund’s Board as its valuation designee. See Note 2 and Note 8 for additional information regarding the fair value of the Fund's financial instruments.
(e)	Security or portion thereof held by Blair Funding LLC, or Blair Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Blair Funding’s credit facility with Barclays Bank PLC, as administrative agent and Wells Fargo Bank, National Association, as collateral agent (see Note 9).
(f)	Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).
(g)	Security is an unfunded commitment.
(h)	Security or portion thereof held by FS Global Credit Opportunities (Luxembourg) S.à r.l., a wholly-owned subsidiary of the Fund.
(i)	Security is non-income producing.
(j)	Includes the effect of forward foreign currency exchange contracts and swap contracts.
(k)	Implied credit spread utilized in determining the fair value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required in connection with the entrance into the agreement. Wider credit spreads generally represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring, as defined under the terms of the applicable agreement.
(l)	The maximum potential amount the Fund could receive/pay as a buyer/seller of credit protection if a credit event occurs, as defined under the terms of the applicable agreement.
(m)
Securities of collateralized loan obligations, or CLOs, where an affiliate of the Fund’s investment adviser serves as collateral manager and administrator (see Note 4). The fair value of the investment is inclusive of the present value of future senior management fee and subordinated management fee cash flows from the collateral manager and administrator of the CLOs to the Fund.

(n)
Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of December 31, 2022, the total market value of Rule 144A securities amounted to $379,625, which represented approximately 30.2% of net assets.

(o)
Security or portion thereof held by Bucks Funding, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Bucks Funding’s prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL. Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding’s prime brokerage facility with BNP PBIL (see Note 9). As of December 31, 2022, one security with a total fair value of $4,213 was rehypothecated by BNP PBIL. The Fund earned $15 of income from rehypothecated securities during the year ended December 31, 2022.

(p)	Security was on non-accrual status as of December 31, 2022.
(q)	Security held within FS Global Investments, Inc., a wholly-owned subsidiary of the Fund.
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2022 (in thousands, except share amounts)

(r)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2022, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of December 31, 2022:

Portfolio Company	Fair Value at December 31, 2021	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2022	Interest Income(3)	PIK Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
Fairway Group Acquisition Co.	$—	$—	$—	$(4,193)	$4,193	$—	$—	$—	$—
Fairway Group Acquisition Co.	538	—	—	(7,872)	7,334	—	—	—	—
Sungard AS New Holdings III, LLC	—	3,613	(1,495)	—		2,118	117	282	384
Sungard AS New Holdings III, LLC	6,298	76	—	—	(5,906)	468	32	98	—
Sungard AS New Holdings III, LLC	—	2,586	(2,586)	—	—	—	—	139	133
Senior Secured Loans—Second Lien
Fairway Group Acquisition Co.	—	—	—	(3,679)	3,679	—	—	—	—
New Giving Acquisition, Inc.	—	44,152	(33)	—	656	44,775	2,161	—	1,265
Sungard AS New Holdings III, LLC	8,488	—	(195)	—	(8,293)	—	—	—	—
Subordinated Debt
EQ Health Sponsor Group, LLC	—	250	(200)	(50)	—	—	4	—	—
Asset Based Finance
Bridge Street CLO I Ltd., Subordinated Notes	26,103	2,005	(2,335)	—	(990)	24,783	2,363	—	—
Bridge Street CLO II Ltd., Subordinated Notes	28,338	511	(1,106)	—	(2,482)	25,261	4,844	—	—
Bridge Street CLO III Ltd., Subordinated Notes.	—	27,565	—	—	(8,735)	18,830	—	—	—
Bridge Street Warehouse CLO III Ltd.	25,297	23,806	(49,103)	—	—	—	—	3,807	—
Equity/Other
EQ Health Sponsor Group, LLC, Common Equity	973	—	—	(5)	(968)	—	—	—	—
EQ Health Sponsor Group, LLC, Warrants, 2/2/2028, Strike: $11.50	450	—	—	(900)	450	—	—	—	—
Fairway Group Holdings Corp., Common Equity	—	—	—	(2,458)	2,458	—	—	—	—
New Giving Acquisition, Inc, Common Stock	—	330	—	—	6,581	6,911	—	—	—
New Giving Acquisition, Inc. Warrants, 8/19/29, Strike: $0.01	—	29	—	—	582	611	—	—	—
Sungard AS New Holdings, LLC, Common Equity	—	—	—	(19,011)	19,011	—	—	—	—
Total	$96,485	$104,923	$(57,053)	$(38,168)	$17,570	$123,757	$9,521	$4,326	$1,782
_________________
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Schedule of Investments (continued)
As of December 31, 2022 (in thousands, except share amounts)
(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.
(3)Interest, PIK and fee income are presented for the full year ended December 31, 2022.

(s)
Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of December 31, 2022, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” and deemed to “control.” The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person and deemed to control as of December 31, 2022:

Portfolio Company	Fair Value at December 31, 2021	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2022	Interest Income(3)
Asset Based Finance
BCP Great Lakes Fund LP	$37,763	$3,015	$(38,818)	$(1,541)	$(419)	$—	$3,108
BCP Great Lakes II - Series A Holdings LP (4)	—	49,792	(17,354)	—	(204)	32,234	1,026
Equity/Other
SCM EPIC, LLC, Common Equity	39,718	—	—	—	(7,288)	32,430	—
Total	$77,481	$52,807	$(56,172)	$(1,541)	$(7,911)	$64,664	$4,134
_________________
(1)Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
(2)Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
(3)Interest income presented for the full year ended December 31, 2022.
(4)Security includes a partially unfunded commitment with amortized cost of $6,414 and fair value of $6,253.

See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share amounts)

December 31, 2022
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$1,830,959)	$1,637,094
Non-controlled/affiliated investments (amortized cost—$145,338)	123,757
Controlled/affiliated investments (amortized cost—$68,299)	64,664
Investments, at fair value (amortized cost—$2,044,596)	1,825,515
Cash and cash equivalents(1)	85,673
Restricted cash	1,790
Foreign currency (cost—$4,772)	4,606
Interest receivable	30,206
Collateral held at broker	52,845
Receivable for investments sold and repaid	11,356
Deferred financing costs	2,045
Prepaid expenses and other assets	306
Total assets	$2,014,342
Liabilities
Credit facilities payable(2)	$285,000
Term preferred shares, at liquidation value of $1,000 per share (net of discount and deferred financing costs of $310 and $1,900, respectively)(2)	397,790
Investments sold short, at fair value (proceeds—-$51,401)	49,272
Interest expense payable	6,846
Management fees payable	7,521
Unamortized swap premiums received	637
Incentive fees payable	3,514
Administrative services expense payable	498
Accounting and administrative fees payable	545
Professional fees payable	579
Swap income payable	17
Directors’ fees payable	129
Unrealized depreciation on swap contracts	127
Unrealized depreciation on forward foreign currency exchange contracts	136
Other accrued expenses and liabilities	5,405
Total liabilities	$758,016
Net assets	$1,256,326
Commitments and contingencies(3)
Composition of net assets
Common stock, $0.001 par value, unlimited shares authorized, 198,355,867 shares issued and outstanding	$198
Capital in excess of par value	1,666,954
Retained earnings (accumulated deficit)	(410,826)
Net assets	$1,256,326
Net asset value per share of common stock at period end	$6.33
______________
(1)Includes short-term investment in a money market fund of $2,458.
(2)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares.
(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statement of Operations
(in thousands)

Year Ended December 31, 2022
Investment income
From non-controlled/unaffiliated investments:
Interest income	$174,350
Paid-in-kind interest income	28,105
Fee income	9,002
Dividend income	7,033
From non-controlled/affiliated investments:
Interest income	9,521
Paid-in-kind interest income	4,326
Fee income	1,782
From controlled/affiliated investments:
Interest income	4,134
Total investment income	238,253
Operating expenses
Management fees	33,037
Incentive fees	14,582
Administrative services expenses	5,758
Accounting and administrative fees	1,210
Interest expense	35,799
Dividend expense on investments sold short	1,751
Professional fees	1,012
Directors’ fees	522
Listing advisory fees	2,316
Other general and administrative expenses	4,507
Total operating expenses	100,494
Net investment income before taxes	137,759
Excise taxes	3,556
Net investment income	134,203
Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	(17,864)
Non-controlled/affiliated investments	(38,168)
Controlled/affiliated investments	(1,541)
Net realized gain (loss) on swap contracts	(218)
Net realized gain (loss) on forward foreign currency exchange contracts	5,074
Net realized gain (loss) on foreign currency	(359)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(248,676)
Non-controlled/affiliated investments	17,570
Controlled/affiliated investments	(7,911)
Net change in unrealized appreciation (depreciation) on swap contracts	182
Net change in unrealized appreciation (depreciation) on investments sold short	2,129
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	600
Net change in unrealized gain (loss) on foreign currency	(161)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(289,343)
Provision for taxes on unrealized gains on investments	(552)
Net increase (decrease) in net assets resulting from operations	$(155,692)
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statements of Changes in Net Assets
(in thousands)

	Year Ended December 31,
	2022	2021
Operations
Net investment income	$134,203	$109,491
Net realized gain (loss)	(53,076)	17,367
Net change in unrealized appreciation (depreciation) on investments and provision for taxes on unrealized gains on investments	(239,569)	42,279
Net change in unrealized appreciation (depreciation) on swap contracts	182	(1,031)
Net change in unrealized appreciation (depreciation) on investments sold short	2,129	36
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	600	33
Net change in unrealized gain (loss) on foreign currency	(161)	(289)
Net increase (decrease) in net assets resulting from operations	(155,692)	167,886

Stockholder distributions(1)
Distributions to stockholders	(101,965)	(100,517)
Net decrease in net assets resulting from stockholder distributions	(101,965)	(100,517)

Capital share transactions(2)
Reinvestment of stockholder distributions	24,915	34,571
Repurchases of common stock	(17,365)	(45,130)
Net increase (decrease) in net assets resulting from capital share transactions	7,550	(10,559)
Total increase (decrease) in net assets	(250,107)	56,810
Net assets at beginning of period	1,506,433	1,449,623
Net assets at end of period	$1,256,326	$1,506,433
______________
(1)See Note 5 for a discussion of the distributions declared by the Fund.
(2)See Note 3 for a discussion of transactions with respect to the Fund’s common stock.
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Statement of Cash Flows
(in thousands)

Year Ended December 31, 2022
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(155,692)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(677,846)
Paid-in-kind interest	(32,431)
Proceeds from sales and repayments of investments	844,126
Purchases to cover investments sold short	51,401
Premiums received on swap contracts, net	(323)
Net realized (gain) loss on investments	57,573
Net change in unrealized (appreciation) depreciation on investments and provision for taxes on unrealized gains on investments	239,569
Net change in unrealized (appreciation) depreciation on swap contracts	(182)
Net change in unrealized (appreciation) depreciation on investments sold short	(2,129)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(600)
Accretion of discount	(12,243)
Amortization of discount and deferred financing costs	1,867
(Increase) decrease in collateral held at broker	(45,824)
(Increase) decrease in receivable for investments sold and repaid	(6,822)
(Increase) decrease in interest receivable	441
(Increase) decrease in prepaid expenses and other assets	(263)
Increase (decrease) in payable for investments purchased	(7,051)
Increase (decrease) in interest expense payable	1,472
Increase (decrease) in management fees payable	(1,469)
Increase (decrease) in incentive fees payable	134
Increase (decrease) in administrative services expense payable	(229)
Increase (decrease) in accounting and administrative fees payable	35
Increase (decrease) in professional fees payable	(103)
Increase (decrease) in directors’ fees payable	5
Increase (decrease) in other accrued expenses and liabilities	1,825
Net cash provided by (used in) operating activities	255,241
Cash flows from financing activities
Repurchases of common stock	(17,365)
Stockholder distributions paid	(82,654)
Borrowings under credit facilities(1)	125,000
Repayments under credit facilities(1)	(275,000)
Deferred financing costs paid	(76)
Net cash provided by (used in) financing activities	(250,095)
Total increase (decrease) in cash, restricted cash and foreign currency(2)	5,146
Cash, restricted cash and foreign currency at beginning of period	86,923
Cash, restricted cash and foreign currency at end of period(3)	$92,069

Supplemental disclosure
Reinvestment of stockholder distributions	$24,915
Excise taxes paid	$1,937
______________
(1)See Note 9 for a discussion of the Fund’s financing arrangements and term preferred shares. During the year ended December 31, 2022, the Fund paid interest expense of $31,851 on financing arrangements and term preferred shares.
(2)Includes net change in unrealized gain (loss) on foreign currency of $(158).
(3)Includes cash and foreign currency of $90,279 and restricted cash of $1,790. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s derivative contracts.
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights
(in thousands, except share and per share amounts)

	Year Ended December 31,
	2022	2021	2020	2019	2018
Per Share Data:(1)
Net asset value, beginning of period	$7.64	$7.30	$7.50	$7.58	$7.51
Results of operations
Net investment income(2)	0.68	0.56	0.57	0.70	0.69
Net realized gain (loss) and unrealized appreciation (depreciation)	(1.47)	0.29	(0.22)	(0.21)	(0.07)
Net increase (decrease) in net assets resulting from operations	(0.79)	0.85	0.35	0.49	0.62
Stockholder Distributions:(3)
Distributions from net investment income	(0.52)	(0.51)	(0.55)	(0.57)	(0.55)
Net decrease in net assets resulting from stockholder distributions	(0.52)	(0.51)	(0.55)	(0.57)	(0.55)
Net asset value, end of period	$6.33	$7.64	$7.30	$7.50	$7.58
Market price common stock, end of period	$4.71	—	—	—	—
Shares outstanding, end of period	198,355,867	197,137,781	198,572,491	199,244,649	198,727,405
Total return at net asset value(4)	(10.69)%	11.90%	5.49%	6.58%	8.29%
Total return at market price(5)	7.19%	—	—	—	—

Ratio/Supplemental Data:
Net assets, end of period	$1,256,326	$1,506,433	$1,449,623	$1,493,802	$1,505,973
Ratio of net investment income to average net assets(6)(7)	9.71%	7.32%	8.27%	9.23%	8.79%
Ratio of total operating expenses to average net assets(6)(11)	7.53%	5.58%	5.12%	5.21%	4.96%
Ratio of management fee waiver to average net assets(6)	—	—	—	—	(0.72)%
Ratio of net operating expenses to average net assets(6)	7.53%	5.58%	5.12%	5.21%	4.24%
Portfolio turnover	33%	55%	67%	75%	72%
Total amount of credit facility borrowings outstanding exclusive of treasury securities	$285,000	$435,000	$385,000	$125,427	$312,133
Asset coverage, per $1,000 of credit facility borrowings(8)(10)	$6,630	$5,373	$5,509	$14,417	$6,067
Asset coverage per unit of credit facility borrowings(8)	6.63	5.37	5.51	14.42	6.07
Total amount of term preferred shares outstanding(10)	$400,000	$400,000	$300,000	$200,000	$200,000
Asset coverage, per $1,000 liquidation value per share of term preferred shares and credit facilities(9)(10)	$2,759	$2,799	$3,096	$5,557	$3,698
Asset coverage per unit of term preferred shares and credit facilities(9)(10)	2.76	2.80	3.10	5.56	3.70
______________
(1)Per share data may be rounded in order to compute the ending net asset value per share.
(2)The per share data was derived by using the average number of shares of common stock outstanding during the applicable period.
(3)The per share data for distributions reflects the actual amount of distributions declared per share of common stock during the applicable period.
See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Consolidated Financial Highlights (continued)
(in thousands, except share and per share amounts)
(4)The total return for each period presented is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of common stock of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period.
(5)The total return based on market value was calculated by taking the closing price of the Fund’s common stock on the NYSE on December 31, 2022, adding the cash distributions per share that were declared during the period from November 14, 2022 to December 31, 2022 and dividing the total by $4.48, the closing price of the Fund's common stock on the NYSE on November 14, 2022 (the first day the common stock began trading on the NYSE). The historical calculation of total return based on market value in the table should not be considered a representation of the Fund’s future total return based on market value, which may be greater or less than the return shown in the table due to a number of factors, including the Fund’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets, general economic conditions and fluctuations in per common stock market value. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
(6)Average daily net assets is used for this calculation.
(7)For the years ended December 31, 2022, 2021, 2020 and 2019, no portion of the Fund’s operating expenses was waived or reimbursed by the sponsor. Had the sponsor not waived management fees or reimbursed certain operating expenses, the ratio of net investment income to average net assets would have been 8.07% for the year ended December 31, 2018.
(8)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings outstanding representing indebtedness.
(9)Represents value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by credit facility borrowings and term preferred shares, to the aggregate amount of credit facility borrowings and term preferred shares outstanding representing indebtedness.
(10)Presentation of certain amounts in the consolidated financial highlights for the years ended December 31, 2020, 2019 and 2018 have been updated to conform to the presentation of such amounts for the years ended December 31, 2022 and December 31, 2021.
(11)For the year ended December 31, 2022, the expense ratio includes one-time, non-recurring listing advisory fees, and other listing expenses incurred in connection with the listing on the NYSE. Had the Fund not incurred these expenses, the expense ratio would be 7.27%.

See notes to consolidated financial statements.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Credit Opportunities Corp., or the Fund, is organized as a Maryland corporation. Prior to March 23, 2022, the Fund was organized as a Delaware statutory trust. On March 23, 2022, the Fund completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. The Fund was originally organized on January 28, 2013, operating under the name FS Global Credit Opportunities Fund, and commenced investment operations on December 12, 2013. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Effective November 14, 2022, the Fund listed its common stock on the New York Stock Exchange, or the NYSE, under the ticker symbol "FSCO."
The Fund’s investment adviser is FS Global Advisor, LLC, or FS Global Advisor, which is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or FS Investments.
As of December 31, 2022, the Fund had various wholly-owned subsidiaries, including special-purpose financing subsidiaries and subsidiaries through which it holds interests in certain portfolio companies. The consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries consolidated as of December 31, 2022 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Certain of the Fund’s consolidated subsidiaries may be subject to foreign income taxes. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.
The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation: The accompanying consolidated financial statements of the Fund have been prepared in accordance with GAAP. As provided under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund's substantially wholly-owned subsidiaries in its consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued.
Use of Estimates: The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.
Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.
Valuation of Portfolio Investments: The Fund determines the net asset value, or NAV, of its common stock on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE. The Fund calculates the NAV of its common stock by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash and other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding shares of common stock. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The Fund's board of directors, or the Board, is responsible for overseeing the valuation of the Fund's portfolio investments at fair value as determined in good faith pursuant to FS Global Advisor's valuation policy, or the Valuation Policy. Under the Valuation Policy, the Board has designated FS Global Advisor as the party with day-to-day responsibility for implementing the portfolio's valuation process set forth in the Valuation Policy subject to the oversight of the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, FS Global Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to the responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from FS Global Advisor as valuation designee on a quarterly basis.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, issued by the Financial Accounting Standards Board, or FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or over-the-counter, or OTC, securities. The Fund also intends to invest in certain illiquid securities issued by private companies and/or thinly traded public companies. These investments are generally subject to restrictions on resale and ordinarily have not established a trading market.
For purposes of calculating NAV, the Fund uses the following valuation methods:
•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.
•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by such service from dealers on the valuation date. If a quoted price from such pricing service is deemed by FS Global Advisor to be unreliable (and therefore, not readily available), FS Global Advisor may recommend that the investment may be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation service or by FS Global Advisor's Fair Value Committee, or the Fair Value Committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all cases, investments are valued at the mid-point of the prevailing bid-ask range obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification thereof is documented and retained by FS Global Advisor.
•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Global Advisor, as the valuation designee, in accordance with the Valuation Policy. In making such determination, it is expected that FS Global Advisor may rely upon valuations obtained from an approved independent third-party valuation service. With respect to these investments for which market quotations are not readily available, the Fund undertakes a multi-step valuation process each quarter, as described below:
•The quarterly fair valuation process begins with FS Global Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;
•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Valuation Policy and communicates the information to FS Global Advisor in the form of a valuation range;
•FS Global Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;
•FS Global Advisor then provides the audit committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process;
•The audit committee of the Board meets with FS Global Advisor to receive the relevant quarterly reporting and to discuss any questions from the audit committee in connection with the audit committee's role in overseeing the fair valuation process; and preliminary valuations will then be presented to and discussed with the audit committee of the Board; the audit committee of the Board will review the preliminary valuations and FS Global Advisor, together with the independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;
•Following the completion of fair valuation oversight activities, the audit committee of the Board, with assistance from FS Global Advisor, provides the Board with a report regarding the quarterly valuation process.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements. In making its determination of fair value, FS Global Advisor may use any independent third-party pricing or valuation service, for which it has performed the appropriate level of due diligence. However, FS Global Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by FS Global Advisor, or from any approved independent third-party valuation or pricing service, that FS Global Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that FS Global Advisor, any approved independent third-party valuation service and the audit committee of the Board may consider when determining the fair value of the Fund’s investments.
The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Fund may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of collateral securing the borrower’s debt.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
Valuation of CLO subordinated notes considers a variety of relevant factors, including recent purchases and sales known to FS Global Advisor in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model include assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates. These are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions.
The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. The Board will subsequently value the warrants or other equity securities received at fair value.
When utilized, derivatives will be priced in the same manner as securities and loans, i.e. primarily by approved independent third-party pricing services, or secondarily through counterparty statements if there are no prices available from such pricing services. With respect to credit derivatives, where liquidity is limited due to the lack of a secondary market for the underlying reference obligation and where a price is not provided by an approved independent third-party pricing service, such derivatives will be valued after considering, among other factors, the valuation provided by the counterparty with which the Fund has established the position. For other over-the-counter derivatives, the value of the underlying securities, among other factors, will be reviewed and considered by FS Global Advisor in determining the appropriate fair value. Securities that carry certain restrictions on sale typically will be valued at a discount from the public market value of the security, where applicable.
Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued using valuations provided by an approved independent third-party pricing service. Such valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the approved independent third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swap contracts are not recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swap contracts are recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gains (losses).
Revenue Recognition: Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized/accreted as interest income over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment fees on loans and securities as fee income when it receives such amounts. For the year ended December 31, 2022, the Fund recognized $1,703 in structuring and upfront fee revenue.
The Fund invests in Collateralized Loan Obligations. Interest income from investments in the “equity” class of these CLOs (in the Fund's case, subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with Accounting Standards Codification Topic 325-40-35, Beneficial Interests in Securitized Financial Assets, or ASC Topic 325. The Fund monitors the expected cash inflows from its equity investments in CLOs, including the expected principal repayments. The effective yield is determined and updated quarterly. In accordance with ASC Topic 325, investments in CLOs are periodically assessed for other-than-temporary impairment, or OTTI. When the Fund determines that a CLO has OTTI, the amortized cost basis of the CLO is written down as of the date of the determination based on events and information evaluated and that write-down is recognized as a realized loss.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized, and the respective unrealized gain or loss on foreign currency for any foreign denominated investments. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its stockholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year. The Fund also will be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the year ended December 31, 2022, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has recorded a provision for taxes on unrealized gains on investments of $552 for the year ended December 31, 2022 in the Fund's consolidated

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service, or the IRS, and state departments of revenue.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, helps to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
Credit Default Swaps: The Fund enters into credit default swaps to manage credit risk, gain exposure to a credit in which it may otherwise invest or to enhance its returns. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a specified credit event with respect to the issuer of the debt obligation, such as a U.S. or foreign corporate issuer or sovereign issuer, occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no specified credit event occurs, the Fund would have paid the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller of a credit default swap contract, the Fund may create economic leverage because, in addition to its net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized loss or gain. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized losses or gains. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps as presented in Note 6 and Note 8. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
Collateralized Loan Obligation – Warehouses: A Collateralized Loan Obligation Warehouse, or CLO Warehouse, is an entity organized for the purpose of holding syndicated bank loans, also known as leveraged loans, prior to the issuance of securities from that same vehicle. During the warehouse period, a CLO Warehouse will secure investments and build a portfolio of primarily leveraged loans and other debt obligations. The warehouse period terminates when the collateralized loan obligation vehicle issues various tranches of securities to the market. At this time, financing through the issuance of debt securities and subordinated notes is used to repay the bank financing.
The fair value of the Fund’s investment in the CLO Warehouse is determined by adding the excess spread (accrued interest plus interest received less financing cost) to the Fund’s initial investment in the CLO Warehouse. Consistent with ASC Topic 820, the excess spread represents the price that would be received from the sale of the CLO Warehouse investment in an orderly transaction between market participants. CLO warehouses can be exposed to credit events, mark to market changes, rating agency downgrades and financing cost changes. Changes in the fair value of a CLO Warehouse are reported in the consolidated statement of operations as unrealized appreciation (depreciation).
Distributions: Distributions to the Fund’s stockholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare and pay ordinary cash distributions on a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. Distributions to holders of Term Preferred Shares are accrued on a daily basis as described in Note 9. As required by Accounting Standards Codification Topic 480, Distinguishing Liabilities from Equity, issued by the FASB, the Fund includes the accrued distributions on its Term Preferred Shares as an operating

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 2. Summary of Significant Accounting Policies (continued)
expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Fund’s Term Preferred Shares are treated as distributions.
Note 3. Share Transactions
Below is a summary of transactions with respect to shares of the Fund’s common stock during the years ended December 31, 2022 and 2021:

	Year Ended December 31,
	2022		2021
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	3,546,222	$24,915	4,552,388	$34,571
Repurchases of Common Stock	(2,328,136)	(17,365)	(5,987,098)	(45,130)
Net Proceeds from Share Transactions	1,218,086	$7,550	(1,434,710)	$(10,559)
Share Repurchase Program
Historically, in order to provide stockholders with limited liquidity, the Fund conducted quarterly repurchases of common stock. Any offer to repurchase common stock was conducted solely through written tender offer materials mailed to each stockholder.
The Fund’s quarterly repurchases were conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent directors, such repurchases would not have been in the best interests of stockholders or would have violated applicable law. The Board also considered the following factors, among others, in making its determination regarding whether to cause the Fund to offer to repurchase common stock and under what terms:
•the effect of such repurchases on the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);
•the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);
•the Fund’s investment plans;
•the Fund’s working capital requirements;
•the Fund’s history in repurchasing common stock or portions thereof; and
•the condition of the securities markets.
Historically, the Fund limited the maximum number of shares of common stock to be repurchased for any repurchase offer to the lesser of (i) the greater of (x) the number of shares of common stock that the Fund could repurchase with the proceeds it received from the sale of common stock under its distribution reinvestment plan during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common stock on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of shares of common stock that the Fund could repurchase with the proceeds it received from the sale of common stock under its distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of shares of common stock to be repurchased for any repurchase offer would not exceed the lesser of (i) 20.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y) above. The Fund would offer to repurchase such shares of common stock at a price equal to the NAV per share of common stock in effect on each date of repurchase.
In anticipation of the Fund listing its common stock on the NYSE, the Board suspended the Fund’s share repurchase program effective March 31, 2022. Following the listing of the Fund's common stock on the NYSE, shares of the Fund's common stock are generally only available for purchase and sale in the secondary market at prevailing market prices rather than at net asset value, and the Fund's quarterly tender offers have been permanently suspended.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 3. Share Transactions (continued)
The following table provides information concerning the Fund’s repurchases of common stock pursuant to its share repurchase program during the years ended December 31, 2022 and 2021:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Percentage of Outstanding Shares Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2021
March 31, 2021	April 8, 2021	3,650,543	13%	1.83%	$7.45	$27,191
June 30, 2021	July 8, 2021	1,142,041	4%	0.58%	$7.66	8,746
September 30, 2021	October 8, 2021	1,104,644	4%	0.56%	$7.70	8,511
Total		5,897,228				$44,448
Fiscal 2022
December 31, 2021	January 7, 2022	1,096,609	4%	0.56%	$7.63	$8,364
March 31, 2022	May 5, 2022	1,142,974	5%	0.58%	$7.31	8,351
Total		2,239,583				$16,715
Historically, in order to minimize the expense of supporting small accounts and provide additional liquidity to stockholders of the Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Fund reserved the right to repurchase the shares of and liquidate any investor’s account if the balance of such account was less than the Fund’s $5 minimum investment, unless the account balance had fallen below the minimum solely as a result of a decline in the Fund’s net asset value per share. The Fund would provide or would cause to be provided 30 days’ prior written notice to potentially affected investors, which notice would be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases would be made at the Fund’s most recent price at which the Fund’s shares were issued pursuant to its distribution reinvestment plan.
The Fund conducted such repurchases and de minimis account liquidations after the Fund’s quarterly share repurchase offers starting in April 2021. During the years ended December 31, 2022 and 2021, in connection with its de minimis account liquidations the Fund repurchased 88,553 shares of common stock for aggregate consideration of $650 and 89,870 shares of common stock for aggregate consideration of $682, respectively.
Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Effective May 10, 2019, the Fund and FS Global Advisor entered into a new investment advisory agreement, dated as of April 18, 2019, or the Investment Advisory Agreement, which was effective through November 13, 2022. Pursuant to the Investment Advisory Agreement, FS Global Advisor was entitled to (a) an annual management fee of 1.50% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees were calculated and payable quarterly in arrears.
Under the Investment Advisory Agreement, the incentive fee was calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and was subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” was defined as interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund received from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income included, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund had not yet received in cash. Pre-incentive fee net investment income did not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” was defined as the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares under the Funds’s share repurchase program.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
The calculation of the incentive fee for each quarter was as follows:
•No incentive fee was payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income did not exceed the quarterly hurdle rate of 1.50% (6.00% annualized);
•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeded the hurdle rate but was less than or equal to 1.667% in any calendar quarter (6.667% annualized) was payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeded the hurdle rate but was less than or equal to 1.667% was referred to as the “catch-up.” The “catch-up” provision was intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reached 1.667% in any calendar quarter; and
•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeded 1.667% in any calendar quarter (6.667% annualized) was payable to FS Global Advisor once the hurdle rate and catch-up had been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter was allocated to FS Global Advisor).
On November 14, 2022, the Fund and FS Global Advisor amended and restated the Investment Advisory Agreement, or the A&R Investment Advisory Agreement. Pursuant to the A&R Investment Advisory Agreement, effective as of November 14, 2022, FS Global Advisor is entitled to (a) an annual management fee of 1.35% of the Fund’s average daily gross assets (gross assets equals total assets set forth on the Fund’s consolidated statement of assets and liabilities) and (b) an incentive fee based on the Fund’s performance. Management fees are calculated and payable quarterly in arrears.
Under the A&R Investment Advisory Agreement, the incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a preferred return rate, expressed as a rate of return on the Fund’s net assets, equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
The calculation of the incentive fee for each quarter is as follows:
•No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly preferred return rate of 1.50% (6.00% annualized);
•100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the preferred return rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 10.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and
•10.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to FS Global Advisor once the preferred return rate and catch-up have been achieved (10.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).
Under the Administration Agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Global Advisor’s allocable portion of the compensation and related expenses of certain personnel of FS Investments providing administrative services to the Fund on behalf of FS Global Advisor. Such services include general ledger accounting, fund accounting, legal services, investor and government relations and other administrative services. FS Global Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, FS Global Advisor assists the Fund in calculating NAV, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Global Advisor is required to allocate the cost of these services to the Fund based on factors such as assets, revenues and/or time allocations. At least annually, the Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of administrative expenses among the Fund and certain affiliates of FS Global Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board compares the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.
The following table describes the fees and expenses incurred under the Investment Advisory Agreement, A&R Investment Advisory Agreement and the Administration Agreement during the year ended December 31, 2022:

Related Party	Source Agreement(s)	Description	Amount
FS Global Advisor	Investment Advisory Agreement; A&R Investment Advisory Agreement	Management Fee(1)	$33,037
FS Global Advisor	Investment Advisory Agreement; A&R Investment Advisory Agreement	Incentive Fee(2)	$14,582
FS Global Advisor	Administration Agreement	Administrative Services Expenses(3)	$5,758
______________
(1)During the year ended December 31, 2022, $34,506 in management fees were paid to FS Global Advisor. As of December 31, 2022, $7,521 in management fees were payable to FS Global Advisor.
(2)During the year ended December 31, 2022, $14,448 in incentive fees were paid to FS Global Advisor. As of December 31, 2022, $3,514 in incentive fees were payable to FS Global Advisor.
(3)During the year ended December 31, 2022, the Fund paid $5,373 in administrative services expenses to FS Global Advisor.
Potential Conflicts of Interest
FS Global Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, open- and closed-end management investment companies, a private fund and a real estate investment trust sponsored by FS Investments, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain others funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of FS Global Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that FS Global Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund.
Exemptive Relief
The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by FS Global Advisor or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Board who have no financial interest in the co-investment transaction and a majority of the Board who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief.
Bridge Street CLO I Ltd., Bridge Street CLO II Ltd. and Bridge Street CLO III Ltd. (each a “CLO Issuer”)
The collateral manager and administrator of each CLO Issuer, FS Structured Products Advisor, LLC, or FSSPA, is an affiliate of FS Global Advisor. In accordance with an agreement between FSSPA and the Fund, as long as the Fund owns more than 4.99% of any CLO Issuer’s equity, FSSPA will reimburse the Fund on a quarterly basis in an amount equal to all of the compensation received by FSSPA from each of Bridge Street CLO I Ltd., or Bridge Street CLO I, and Bridge Street CLO II Ltd., or Bridge Street CLO II, and a portion of the compensation received by FSSPA from Bridge Street CLO III Ltd., or Bridge Street CLO III, equal to the Fund's percentage ownership of Bridge Street CLO III Ltd.'s subordinated notes, in each case, for FSSPA's collateral management and collateral administrator services less certain administrative costs borne by FSSPA during the relevant quarter as defined in the agreement.
Bridge Street Warehouse CLO I Ltd., or Bridge Street Warehouse CLO I, was a CLO Warehouse wholly-owned by the Fund. Bridge Street Warehouse CLO I commenced operations on March 13, 2020 and financed the majority of its loan purchases using its warehouse financing facility during the warehouse phase and through January 28, 2021. On January 28, 2021, the CLO Warehouse

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 4. Related Party Transactions (continued)
phase terminated when the collateralized loan obligation vehicle, Bridge Street CLO I, issued to the market various tranches of notes in the amount of $353,700, including $28,200 principal to the Fund for subordinated notes and rights to receive cash flows from collateral management fees. On such date, Bridge Street CLO I, following a merger with Bridge Street Warehouse CLO I, used proceeds from its note issuance to repay the warehouse financing facility.
Bridge Street Warehouse CLO II Ltd., or Bridge Street Warehouse CLO II, was a CLO Warehouse wholly-owned by the Fund. Bridge Street Warehouse CLO II commenced operations on March 29, 2021 and financed the majority of its loan purchases using its warehouse financing facility during the warehouse phase and through September 2, 2021. On September 2, 2021, the CLO Warehouse phase terminated when the collateralized loan obligation vehicle, Bridge Street CLO II, issued to the market various tranches of notes in the amount of $355,950, including $28,560 principal to the Fund for subordinated notes and rights to receive cash flows from collateral management fees. On such date, Bridge Street CLO II, following a merger with Bridge Street Warehouse CLO II, used proceeds from its note issuance to repay the warehouse financing facility.

Bridge Street Warehouse CLO III Ltd., or Bridge Street Warehouse CLO III, was a CLO Warehouse wholly-owned by the Fund. Bridge Street Warehouse CLO III commenced operations on September 30, 2021 and financed the majority of its loan purchases using its warehouse financing facility during the warehouse phase and through December 28, 2022. On December 28, 2022, the CLO Warehouse phase terminated when the collateralized loan obligation vehicle, Bridge Street CLO III, issued to the market various tranches of notes in the amount of $349,500, including $27,600 principal to the Fund for subordinated notes and rights to receive cash flows from collateral management fees. On such date, Bridge Street CLO III, following a merger with Bridge Street Warehouse CLO III, used proceeds from its note issuance to repay the warehouse financing facility.
Note 5. Distributions
During the years ended December 31, 2022 and 2021, the Fund declared and paid cash distributions of $0.52 per share of common stock in the total amount of $101,965 and $0.51 per share of common stock in the total amount of $100,517, respectively.
On December 14, 2022 and January 25, 2023, the Board declared regular monthly cash distributions for January and February 2023, respectively, each in the amount of $0.04945 per share of common stock. The regular monthly cash distributions have been or will be paid monthly to stockholders of record as of monthly record dates previously determined by the Board. From time to time, the Fund may also pay special interim cash distributions at the discretion of the Board. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Board.
Historically, the Fund had an “opt in” distribution reinvestment plan, or DRP, for its stockholders in which stockholders of the Fund could elect to have their cash distributions reinvested in additional shares of common stock of the Fund. To the extent that stockholders reinvested their cash distributions, the Fund used the proceeds to purchase additional shares of common stock of the Fund. As such, a portion of the cash distributions paid by the Fund would be reinvested in additional shares of common stock of the Fund. On July 14, 2022, the Board adopted an amended and restated distribution reinvestment plan, or the A&R DRP, which became effective as of the date that the Fund's common stock was listed on the NYSE, November 14, 2022, or the Listing Date, and on September 27, 2022, the Board approved the termination of the prior DRP effective October 3, 2022.
Pursuant to the A&R DRP, unless a stockholder specifically elects to receive cash, all distributions declared following the Listing Date will be payable in shares of common stock of the Fund. The Board and the Fund's stockholders previously approved a proposal for the Fund to implement share transfer restrictions on the Fund's shares of common stock for a period of 180 days following the Listing Date, and accordingly the A&R DRP is suspended through May 15, 2023, subject to Board approval of the reinstatement of the A&R DRP.
The Fund may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income, short-term and long-term capital gains proceeds from the sale of assets, gains from credit default swaps, non-capital gains proceeds from the sale of assets and distributions on account of preferred and common equity. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.
The following table reflects the sources of the cash distributions on a tax basis that the Fund declared on its common stock during the years ended December 31, 2022 and 2021:

	Year Ended December 31,
	2022		2021
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Net investment income(1)	$101,965	100%	$100,517	100%
Total	$101,965	100%	$100,517	100%

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 5. Distributions (continued)
____________________
(1)The Fund’s net investment income on a tax basis for the years ended December 31, 2022 and 2021 was $157,046 and $115,320, respectively. The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
The Fund’s net investment income on a tax basis may be adjusted based on the filing of the Fund’s tax return. The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the tax treatment of unrealized appreciation (depreciation) on certain investments, realized foreign currency gains (losses), preferred equity distributions, amortization of listing expenses, accrual of income for tax different from accrual of income for GAAP, and reclassification on certain derivatives, non-deductible excise tax, non-deductible interest expense on Term Preferred Shares and fees recognized upon prepayment of loans.
The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the year ended December 31, 2022:

GAAP-basis net investment income	$134,203
Tax treatment of unamortized original issue discount and prepayment fees	(8,072)
Mark-to-market unrealized appreciation (depreciation) on derivatives	781
Foreign currency gains (losses)	2,264
Non-deductible excise tax	3,556
Non-deductible interest expense and deferred financing costs on Term Preferred Shares	17,766
Amortization of listing expenses	3,228
Other miscellaneous differences	3,320
Tax-basis net investment income	$157,046
The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2022, the Fund increased retained earnings (accumulated deficit) by $33,227 and decreased capital in excess of par value by $33,227. This reclassification has no impact on the net assets of the Fund.
As of December 31, 2022, the components of retained earnings (accumulated deficit) on a tax basis were as follows:

Distributable ordinary income	$85,597
Capital loss carryover(1)	(257,625)
Net unrealized appreciation (depreciation)	(230,279)
Other temporary differences	(8,519)
Total	$(410,826)
____________________
(1)The capital loss carryover is available to reduce capital gain distribution requirements in future years and does not expire. As of December 31, 2022, the Fund had a long-term capital loss carryover of $257,625 and no short-term capital loss carryover. Future utilization of these losses may be limited. Any unused balances resulting from such limitations may be carried forward into future years indefinitely.
The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $2,057,197 as of December 31, 2022. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(231,682), which was comprised of gross unrealized appreciation of $30,367 and gross unrealized depreciation of $262,049, as of December 31, 2022.
As of December 31, 2022, the Fund had a gross deferred tax asset of $19,153 resulting from deferred interest expense, capital losses and net operating losses in the Fund’s wholly-owned taxable subsidiary and a deferred tax liability of $4,677 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. As of December 31, 2022, the wholly-owned taxable subsidiary, FS Global Investments, Inc. anticipated that it would be unable to fully utilize the deferred tax asset, therefore, the deferred tax asset was offset by a valuation allowance of $15,028. For the year ended December 31, 2022, the Fund recorded a provision for taxes related to FS Global Investments, Inc. of $552 related to the deferred tax liability.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies. A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.
Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap and credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
Credit default swaps are contracts in which one party makes a periodic stream of payments to another party in exchange for protection in the event of a specified credit event with respect to a specified issuer of a debt obligation. Credit events are contract specific but may include bankruptcy, failure to pay principal or interest, restructuring, obligation acceleration and repudiation or moratorium.
If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily and is recorded as realized gain or loss. The Fund records an increase or decrease to unrealized appreciation (depreciation) on credit default swaps in an amount equal to the change in daily valuation. Upfront payments or receipts, if any, are recorded as unamortized swap premiums paid or received, respectively, and are amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation (depreciation) on credit default swaps to determine the market value of swaps. Credit default swaps involve certain risks, including the risk that the seller may be unable to fulfill the transaction.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market, or market risk. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 6. Financial Instruments (continued)
The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of December 31, 2022 was as follows:

Fair Value
	Derivative Assets	Derivative Liabilities
Foreign Currency Risk
Forward foreign currency exchange contracts	—	$ 136(1)
Credit Risk
Credit default swaps	—	$ 764(2)
______________
The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s audited consolidated statement of assets and liabilities and located as follows:
(1)Unrealized depreciation on forward foreign currency exchange contracts.
(2)Unamortized swap premiums received and unrealized depreciation on swap contracts.

The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2022:

Counterparty	Derivative Assets(1)	Derivative Liabilities(1)	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(2)	Cash Collateral (Received) Pledged(2)	Net Amount of Derivative Assets (Liabilities)(3)
Barclays Bank PLC	—	$(153)	$(153)	—	$153	—
Credit Suisse International	—	$(382)	$(382)	—	$382	—
JPMorgan Chase Bank, N.A.	—	$(365)	$(365)	—	$365	—
______________
(1)Exchanged-traded or centrally-cleared derivatives are excluded from these reported amounts.
(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(3)Net amount of derivative assets and liabilities represents the net amount due from the counterparty to the Fund and the net amount due from the Fund to the counterparty, respectively, in the event of default.
The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s audited consolidated statement of operations by risk exposure for the year ended December 31, 2022 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$ 5,074(1)	$ 600(2)
Credit Risk
Credit default swaps	$ (218)(3)	$ 182(4)
______________
The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s audited consolidated statement of operations and located as follows:
(1)Net realized gain (loss) on forward foreign currency exchange contracts.
(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
(3)Net realized gain (loss) on swap contracts.
(4)Net change in unrealized appreciation (depreciation) on swap contracts.
The average notional amounts of forward foreign currency exchange contracts and credit default swaps outstanding during the year ended December 31, 2022, which are indicative of the volumes of these derivative types, were $50,645 and $11,538, respectively.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 7. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2022:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$1,125,972	$1,015,663	56%
Senior Secured Loans—Second Lien	235,585	185,438	10%
Senior Secured Bonds	332,961	300,410	16%
Subordinated Debt	97,314	86,366	5%
Asset Based Finance	116,752	106,465	6%
Equity/Other	136,012	131,173	7%
Total	$2,044,596	$1,825,515	100%
Investments Sold Short	$(51,401)	$(49,272)
______________
(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of a portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.
As of December 31, 2022, the Fund held investments in five portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control,” and held investments in two portfolio companies of which it is deemed to “control,” each as defined in the 1940 Act. For additional information with respect to such portfolio companies, see footnotes (r) and (s) to the audited consolidated schedule of investments as of December 31, 2022 included herein.
The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2022, the Fund had four senior secured loan investments with aggregate unfunded commitments of $14,442, one senior secured bond investment with an unfunded commitment of $6,250 and one asset based finance investment with an unfunded commitment of $6,414. The Fund maintains sufficient cash on hand and/or available borrowings to fund such unfunded commitments should the need arise.
The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2022:

Industry Classification	Fair Value	Percentage of Portfolio
Automobiles & Components	$82,973	5%
Banks	19,039	1%
Capital Goods	170,289	10%
Commercial & Professional Services	188,943	10%
Consumer Durables & Apparel	76,265	4%
Consumer Services	239,970	13%
Diversified Financials	132,083	7%
Energy	129,915	7%
Food & Staples Retailing	16,251	1%
Food, Beverage & Tobacco	18,028	1%
Health Care Equipment & Services	254,925	14%
Insurance	42,964	2%
Materials	52,368	3%
Pharmaceuticals, Biotechnology & Life Sciences	95,387	5%
Retailing	112,817	6%
Software & Services	67,869	4%
Technology Hardware & Equipment	17,241	1%
Telecommunication Services	30,155	2%
Transportation	78,033	4%
Total	$1,825,515	100%
Purchases and sales of securities during the year ended December 31, 2022, other than short-term securities and U.S. government obligations, were $677,846 and $844,126, respectively.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes valuation techniques that maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3: Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of December 31, 2022, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$524,373	$491,290	$1,015,663
Senior Secured Loans—Second Lien	—	118,452	66,986	185,438
Senior Secured Bonds	—	236,110	64,300	300,410
Subordinated Debt	—	86,241	125	86,366
Asset Based Finance	—	—	106,465	106,465
Equity/Other	5	11,719	119,449	131,173
Total Investments	5	976,895	848,615	1,825,515
Total Assets	$5	$976,895	$848,615	$1,825,515

Liability Description	Level 1	Level 2	Level 3	Total
Investments Sold Short	$49,272	$—	$—	$49,272
Forward Foreign Currency Exchange Contracts	—	136	—	136
Credit Default Swaps—Buy Protection	—	764	—	764
Total Liabilities	$49,272	$900	$—	$50,172
The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Valuation Policy. The Board has designated FS Global Advisor, as the Fund's valuation designee, with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy, subject to oversight by the Board.
The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors and are typically classified as Level 2 within the fair value hierarchy. Except as described below, the Fund values its investments, forward foreign currency exchange contracts and credit default swaps by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the financial statements and are classified as Level 1 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the financial statements is valued at cost if FS Global Advisor determines that the cost of such investment is the best indication of its fair value. When a current price is not available from an independent third-party pricing service, investments of minimal value may be valued by FS Global Advisor as determined in good faith.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 8. Fair Value of Financial Instruments (continued)
FS Global Advisor periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers and independent valuation firms against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, FS Global Advisor believes that these prices are reliable indicators of fair value. FS Global Advisor reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Valuation Policy.
The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2022:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Subordinated Debt	Asset Based Finance	Equity/Other	Total
Fair value at beginning of period	$415,471	$31,626	$43,096	$125	$132,823	$127,563	$750,704
Accretion of discount (amortization of premium)	2,651	52	130	—	—	113	2,946
Net realized gain (loss)	(12,554)	(3,679)	—	(502)	(1,541)	(23,313)	(41,589)
Net change in unrealized appreciation (depreciation)	(1,630)	(4,885)	(8,048)	452	(13,186)	12,026	(15,271)
Purchases	238,588	44,100	25,000	250	102,888	5,110	415,936
Paid-in-kind interest	18,466	—	4,122	—	3,806	3,701	30,095
Sales and repayments	(169,702)	(228)	—	(200)	(118,325)	(5,751)	(294,206)
Fair value at end of period	$491,290	$66,986	$64,300	$125	$106,465	$119,449	$848,615
The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(11,853)	$(8,564)	$(8,048)	$—	$(12,767)	$(8,521)	$(49,753)
The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of December 31, 2022 are as follows:

Type of Investment	Fair Value	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$470,354	Market Comparables	Market Yield (%)	8.3%-21.7%	14.7%
	20,936	Other(2)
Senior Secured Loans—Second Lien	66,986	Market Comparables	Market Yield (%)	12.3%-16.5%	12.7%
			EBITDA Multiples (x)	13.3x-13.8x	13.5x
Senior Secured Bonds	64,300	Market Comparables	Market Yield (%)	16.3%-40.1%	22.8%
Subordinated Debt	125	Other(2)
Asset Based Finance	100,947	Discounted Cash Flow	Discount Rate (%)	13.5%-16.5%	15.3%
	5,518	Other(2)
Equity/Other	85,316	Market Comparables	Market Yield (%)	16.0%-32.3%	18.2%
			EBITDA Multiples (x)	1.8x-13.8x	7.1x
			Production Multiples (Mboe/d)	$32,500.0-$37,500.0	$35,000.0
			Proved Reserves Multiples (Mmboe)	$8.8-$10.3	$9.5
			PV-10 Multiples (x)	0.5x-0.6x	0.6x
	32,430	Discounted Cash Flow	Discount Rate (%)	14.7%	14.7%
	1,703	Other(2)
Total	$848,615
______________
(1)For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.
(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by FS Global Advisor.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares
The following table presents summary information with respect to the Fund’s outstanding financing arrangements and term preferred shares as of December 31, 2022:

Arrangement	Type of Arrangement	Rate	Amount Outstanding(2)	Amount Available	Maturity Date
Bucks Funding Facility(1)	Revolving Credit Facility	L+1.10%	$—	$200,000	September 27, 2023(4)
Blair Funding Facility(1)	Revolving Credit Facility	L+2.65%(3)	—	65,000	December 15, 2024
Blair Funding Facility(1)	Term Loan	L+2.65%(3)	285,000	—	December 15, 2024
Series 2023 Term Preferred Shares—Floating Rate(5)	Floating Rate Shares	L+1.85%	45,000	—	August 1, 2023
Series 2023 Term Preferred Shares—Fixed Rate(5)	Fixed Rate Shares	4.818%	55,000	—	August 1, 2023
Series 2025 Term Preferred Shares(5)	Fixed Rate Shares	4.49%	50,000	—	November 1, 2025
Series 2025-2 Term Preferred Shares(5)	Fixed Rate Shares	4.00%	50,000	—	November 1, 2025
Series 2026 Term Preferred Shares(5)	Fixed Rate Shares	5.426%	100,000	—	February 1, 2026
Series 2027 Term Preferred Shares(5)	Fixed Rate Shares	2.95%	100,000	—	January 31, 2027
Total			$685,000	$265,000
______________
(1)Borrowings of each of the Fund’s financing facilities are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.
(2)The carrying amount outstanding under the facility approximates its fair value, unless otherwise noted.
(3)LIBOR is subject to a 0.00% floor.
(4)As described below, this facility generally is terminable upon 270 days’ notice by BNP PBIL or two business days’ notice by the Fund. As of December 31, 2022, neither party to the facility had provided notice of its intent to terminate the facility.
(5)As of December 31, 2022, the fair value of the Series 2023 Term Preferred Shares—Floating Rate, Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares was approximately $45,827, $55,743, $50,074, $50,625, $105,629 and $97,211, respectively. These valuations are considered Level 3 valuations within the fair value hierarchy.
For the year ended December 31, 2022, the components of total interest expense for the Fund’s financing arrangements and term preferred shares were as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs and Discount	Total
Bucks Funding Facility	$3,121	$—	$3,121
Blair Funding Facility	13,261	1,042	14,303
Series 2023 Term Preferred Shares—Floating Rate	1,670	104	1,774
Series 2023 Term Preferred Shares—Fixed Rate	2,650	111	2,761
Series 2025 Term Preferred Shares	2,245	142	2,387
Series 2025-2 Term Preferred Shares	2,000	142	2,142
Series 2026 Term Preferred Shares	5,426	103	5,529
Series 2027 Term Preferred Shares	2,950	223	3,173
Total	$33,323	$1,867	$35,190
______________
(1)Interest expense includes the effect of unused fees and commitment fees, if any. Interest under the Bucks Funding Facility is payable monthly or may be capitalized on the principal balance as additional cash borrowing. Interest under the Blair Funding Facility is payable quarterly in arrears commencing June 15, 2021. Dividends under the Series 2023 Term Preferred Shares—Floating Rate are payable quarterly in arrears. Dividends under the Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares are each payable semi-annually in arrears.
The Fund’s average borrowings and weighted average interest rate for the year ended December 31, 2022 were $783,385 and 4.14%, respectively. As of December 31, 2022, the Fund’s weighted average effective interest rate on borrowings was 5.68%. Weighted average interest rate and weighted average effective interest rate do not include the effect of unused fees and commitment fees, if any.

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
Bucks Funding Facility
On March 10, 2015, Bucks Funding, a wholly-owned financing subsidiary of the Fund, entered into a committed facility arrangement, or the Bucks Funding Facility, with BNP Paribas Prime Brokerage International, Ltd., or BNP PBIL, on behalf of itself and as agent for BNP Paribas. The Bucks Funding Facility provides for borrowings in U.S. dollars up to an aggregate principal amount of $200,000 of revolving loans. Bucks Funding also borrowed $100,000 of term loans in U.S. dollars under the Bucks Funding Facility and repaid the term loans in full prior to the April 22, 2021 maturity date solely applicable to the term loans. Bucks Funding may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.
Bucks Funding may terminate the Bucks Funding Facility upon two business days’ notice. Absent a default or facility termination event, BNP PBIL is required to provide Bucks Funding with 270 days’ notice prior to terminating or materially amending the terms of the revolving loans.
Under the Bucks Funding Facility, revolving loan borrowings bear interest at the rate of three-month LIBOR plus 1.10% per annum. (Interest on term loans was charged at three-month LIBOR plus 1.20% per annum.) Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing. Bucks Funding is required to pay a non-usage fee of 0.55% per annum to the extent less than 90% of the aggregate principal amount of available revolving loans has not been utilized and 0% per annum if 90% or more has been utilized.
Under the Bucks Funding Facility, Bucks Funding has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Bucks Funding is determined in accordance with the margin requirements described in the Bucks Funding Facility agreements. The Bucks Funding Facility agreements contain events of default and termination events customary for similar financing transactions.
Bucks Funding’s obligations under the Bucks Funding Facility are secured by a first priority security interest in substantially all of the assets of Bucks Funding, including its portfolio of assets. In connection with the Bucks Funding Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund has agreed to guaranty Bucks Funding’s obligations under the Bucks Funding Facility.
Securities held by Bucks Funding may be rehypothecated from time to time as permitted by Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to the terms and conditions governing Bucks Funding's U.S. PB Agreement, (the "Agreement") with BNP PBIL. Under the terms of the Agreement, BNP PBIL has the ability to borrow hypothecated securities, or Rehypothecated Securities, and agrees to pay Bucks Funding a fee in connection with any borrowing of Rehypothecated Securities. The fee is computed daily at a rate of 70% of the difference between the fair market rate and Fed Funds Open and is paid monthly. Bucks Funding can designate any hypothecated security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and BNP PBIL must return it or an equivalent security in a commercially reasonable period. If BNP PBIL fails to return the security or an equivalent security, Bucks Funding will have the right to the cash equivalent of payments or distributions actually made but which Bucks Funding did not receive due to BNP PBIL's failure. As of December 31, 2022, Rehypothecated Securities had a market value of $4,213 and Bucks Funding received income in the amount of $15 during the year ended December 31, 2022.
The Fund incurred costs in connection with obtaining and amending and restating the Bucks Funding Facility, which the Fund recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of December 31, 2022, all of such deferred financing costs had been amortized to interest expense.
On January 25, 2023, Bucks Funding entered into an eighth amendment to the Amended and Restated Committed Facility Agreement with BNP PBIL to amend the interest rate on borrowings thereunder from LIBOR plus 1.10% per annum to SOFR plus 1.30% per annum. Interest remains payable monthly.
Blair Funding Facility
On December 16, 2020, Blair Funding LLC, or Blair Funding, a wholly-owned financing subsidiary of the Fund, entered into a credit and security agreement, or the Blair Funding Facility, with Barclays Bank PLC, or Barclays, as administrative agent, Wells Fargo Bank, National Association, or Wells Fargo, as collateral agent, collateral administrator and securities intermediary, and the lenders from time to time party thereto. The Blair Funding Facility provides for borrowings in U.S. dollars, Canadian dollars, Euros and pounds sterling in an aggregate principal amount of (i) $285,000 of term loans and (ii) $65,000 of revolving loans on a committed basis. The maturity date for the Blair Funding Facility is December 15, 2024.
Under the Blair Funding Facility, borrowings bear interest at the rate of LIBOR (or the relevant reference rate for any foreign currency borrowings) (subject to a 0.0% floor) plus (i) to the extent the Fund is rated “A3” or higher by Moody’s Investors Services, Inc., 2.65% per annum, or (ii) otherwise, 3.55% per annum. Interest rates under the Blair Funding Facility will increase by (i) 0.50% per annum if certain asset coverage requirements are not satisfied and (ii) 0.25% if the value of the Fund’s assets securing indebtedness other than

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
indebtedness incurred under the Blair Funding Facility exceeds 25% of the value of the Fund’s total assets. Interest is payable quarterly in arrears. Blair Funding is subject to an unused fee of 0.55% per annum on the average daily unused portion of the revolving credit facility amount. The Blair Funding Facility also contains a prepayment premium for term loans prepaid during the first 30 months after closing, equal to (i) a spread make-whole fee on the aggregate principal amount of term loans prepaid prior to the second anniversary of the closing date, and (ii) 2.0% of the aggregate principal amount of term loans prepaid during the six-month period immediately following the second anniversary of the closing date.
Under the Blair Funding Facility, Blair Funding has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Blair Funding must maintain a specified minimum asset coverage ratio. The Blair Funding Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Barclays may declare the outstanding advances and all other obligations under the Blair Funding Facility immediately due and payable.
Blair Funding’s obligations under the Blair Funding Facility are secured by a first priority security interest in substantially all of the assets of Blair Funding, including its portfolio of assets. In connection with the Blair Funding Facility, the Fund entered into a guarantee and security agreement, pursuant to which the Fund has agreed to guarantee Blair Funding’s obligations under the Blair Funding Facility and secure Blair Funding’s obligations thereunder with a pledge of the Fund’s equity interest in Blair Funding.
The Fund incurred costs in connection with obtaining the Blair Funding Facility, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the facility. As of December 31, 2022, $2,045 of such deferred financing costs had yet to be amortized to interest expense.
Term Preferred Shares
As of December 31, 2022, the Fund had 400,000 issued and outstanding shares of preferred stock, each with a $1,000 liquidation preference per share, which consisted of the Series 2023 Term Preferred Shares, the Series 2025 Term Preferred Shares, the Series 2025-2 Term Preferred Shares, the Series 2026 Term Preferred Shares and the Series 2027 Term Preferred Shares, or collectively, the Term Preferred Shares.
The Term Preferred Shares will rank senior in right of payment to the Fund’s common stock, will rank equal in right of payment with any other series of preferred shares that the Fund may issue in the future and will be subordinated in right of payment to the Fund’s existing and future indebtedness.
The terms of the Term Preferred Shares require the Fund to maintain asset coverage, as defined in Section 18 of the Investment Company Act of 1940 and modified for certain limitations on investments in issuers in a consolidated group and in equity securities, with respect to the Term Preferred Shares of at least 225%.
The Fund is obligated to redeem its Term Preferred Shares by the date as specified in the applicable series of Term Preferred Shares' offering document, or Term Redemption Date, unless redeemed in accordance with their terms prior to such date. The Fund may, at its sole option, redeem the Term Preferred Shares at the liquidation price, subject to payment of a make-whole premium, through the earlier date as specified in its offering document, or Optional Redemption Expiration Date. In addition, the Fund is obligated to redeem its Term Preferred Shares upon the occurrence of certain events, for example if FS Global Advisor, LLC, or an affiliate thereof, ceases to be the Fund's investment advisor and is not timely replaced by another investment advisor reasonably acceptable to holders of a majority of the applicable series of Term Preferred Shares.
The following table presents additional information with respect to the Fund’s Term Preferred Shares as of December 31, 2022:

Term Preferred Shares Series	Rate	Issuance Date	Term Redemption Date	Optional Redemption Expiration Date
Series 2023—Floating Rate	L+1.85%	August 9, 2018	August 1, 2023	August 1, 2019(1)
Series 2023—Fixed Rate	4.818%	August 9, 2018	August 1, 2023	August 1, 2019(1)
Series 2025	4.49%	October 22, 2020	November 1, 2025	October 22, 2023
Series 2025-2	4.00%	October 22, 2020	November 1, 2025	May 1, 2025
Series 2026	5.426%	November 1, 2018	February 1, 2026	November 1, 2025
Series 2027	2.95%	November 2, 2021	January 31, 2027	October 31, 2026
______________
(1)As of December 31, 2022, the Fund has not opted to early redeem the term preferred shares.

The Term Preferred Shares are considered debt of the Fund for accounting purposes; therefore, the liquidation preference, which approximates fair value of the Term Preferred Shares, is recorded as a liability on its consolidated statement of assets and liabilities net

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 9. Financing Arrangements and Term Preferred Shares (continued)
of deferred financing costs. As of December 31, 2022, FS Global Advisor has determined that the fair value of the Series 2023 Term Preferred Shares—Floating Rate, Series 2023 Term Preferred Shares—Fixed Rate, Series 2025 Term Preferred Shares, Series 2025-2 Term Preferred Shares, Series 2026 Term Preferred Shares and Series 2027 Term Preferred Shares was approximately $45,827, $55,743, $50,074, $50,625, $105,629 and $97,211, respectively. Fair value was obtained using quotations from an approved independent third-party pricing service. Fair value could vary if market conditions change materially. The Fund records unpaid dividends in interest expense payable on its consolidated statement of assets and liabilities, and the dividends accrued and paid on the Term Preferred Shares are included as a component of interest expense on its consolidated statement of operations. The Term Preferred Shares are treated as equity for tax purposes.
As of December 31, 2022, $397,790 was outstanding under the Term Preferred Shares, net of discounts and deferred financing costs of $310 and $1,900, respectively. The Fund incurred costs in connection with issuing the Term Preferred Shares, which the Fund has recorded as deferred financing costs on its consolidated statement of assets and liabilities and amortizes to interest expense over the life of the Term Preferred Shares. As of December 31, 2022, $1,900 of such deferred financing costs had yet to be amortized to interest expense.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the sub-section entitled "Risk Factors" under the section "Summary of Updated Information Regarding the Fund (Unaudited)" below.
Senior Secured Debt Risk: Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guaranty that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.
Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, directors or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s shares of common stock are not priced, NAV may change at times when shares of common stock cannot be sold.
Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act, or Rule 18f-4, providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 on August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.
Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.
Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
LIBOR Risk: Many financial instruments may be tied to LIBOR to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR at the end of 2021. Although non-U.S. dollar (USD) LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The U.S. Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate, or SOFR, that is intended to replace USD LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have begun publication. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the Fund's investments, performance or financial condition.
The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund's performance or NAV.
Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally, and since then, the number of cases has fluctuated and new "variants" have been confirmed around the world. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including, at times, stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and

FS Credit Opportunities Corp.
Notes to Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 10. Concentration of Risk (continued)
sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a stockholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.
To satisfy any stockholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.
The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, FS Global Advisor and the Fund's service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which FS Global Advisor relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes have been implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The full effect of efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 have become more widely available, the duration of the COVID-19 outbreak and its variants and its full impacts are unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Russia/Ukraine Market Risk: Increased tensions between Russia and Ukraine have escalated into an armed conflict given Russia’s invasion of Ukraine in February 2022. The conflict involving these two countries and the recent outbreak of hostilities between them may escalate or result in more widespread conflict. Such hostilities, and the threat of wider-spread hostilities, could lead to disruption, instability and volatility in global markets and commodity prices, economies and industries that could negatively impact the Fund’s business, results of operations and financial condition. The conflict has already resulted in significant volatility in certain equity, debt and currency markets, material increases in commodity prices, such as oil and natural gas, and economic uncertainty. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have significant impact on Fund performance and the value of an investment in the Fund.
Market Price of Common Stock: Common stock of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of common stock of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their common stock within a relatively short period after the Listing Date, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s common stock will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common stock and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common stock will be determined by factors such as the relative demand for and supply of the common stock in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common stock will trade at, below or above NAV, or below or above the initial listing price for the stock.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

FS Credit Opportunities Corp.
Notes to Unaudited Consolidated Financial Statements (continued)
(in thousands, except share and per share amounts)
Note 11. Commitments and Contingencies (continued)
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.
See Note 4 for a discussion of the Fund’s commitments to FS Investments and its affiliates.
Note 12. Redomiciling and Conversion to Maryland Corporation
On March 23, 2022, FS Global Credit Opportunities Fund, a Delaware statutory trust, or FSGCO, completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp., or the Succeeding Entity, and such conversion, the Conversion.
In connection with the Conversion, the Fund filed (a) a Certificate of Conversion with the Delaware Secretary of State, (b) Articles of Conversion with the Maryland State Department of Assessments and Taxation, and (c) Articles of Incorporation with the Maryland State Department of Assessments and Taxation, and each became immediately effective.
FS Global Advisor continues to serve as the Fund’s investment adviser following the Conversion. There were no changes to the Fund’s investment objective and strategies, portfolio management team, policies and procedures or the members of the board overseeing the Fund as a result of the Conversion.
In the Conversion, each issued and outstanding common share of beneficial interest of FSGCO were automatically converted into one share of common stock of the Succeeding Entity. Each issued and outstanding Term Preferred Share, Series 2023 – Floating Rate, Term Preferred Share, Series 2023 – Fixed Rate, Term Preferred Share, Series 2026, Term Preferred Share, Series 2025, Term Preferred Share, Series 2025-2, and Term Preferred Share, Series 2027 of FSGCO were automatically converted into one Term Preferred Share, Series 2023 – Floating Rate, Term Preferred Share, Series 2023 – Fixed Rate, Term Preferred Share, Series 2026, Term Preferred Share, Series 2025, Term Preferred Share, Series 2025-2, and Term Preferred Share, Series 2027 of the Succeeding Entity, respectively.
There was no tax impact to the Fund or its stockholders as a direct result of the Conversion.
Following the Conversion, the rights of the Fund’s stockholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Fund and the Fund is subject to the Maryland Control Share Acquisition Act as reflected in the bylaws of the Fund.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Board of Directors
Information regarding the members of the Board is set forth below. The directors have been divided into two groups—interested directors and independent directors. The address for each director is c/o FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Term of Office and Length of Time Served	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Director	Other Directorships Held by Director
Interested Directors
Michael C. Forman(1)	61	Current term expires in 2025. Has served since January 2013.	Chairman, President and Chief Executive Officer	Chairman and Chief Executive Officer of FS Investments	2	FS Credit Income Fund (since 2016); FS Credit Real Estate Income Trust, Inc. (since 2016); FS Energy and Power Fund (since 2010); FS KKR Capital Corp. (since 2007); and KKR FS Income Trust (since 2022)
Independent Directors
Walter W. Buckley, III	62	Current term expires in 2023. Has served since June 2013.	Director	Chief Executive Officer of Actua Corporation (1996-2022); President of Actua Corporation (1996 – 2001; 2002 – 2009); Co-Chief Investment Officer or Seminal Capital Holdings, LLC (since 2022)	1	Actua Corporation (since 1996)
Barbara J. Fouss	53	Current term expires in 2023. Has served since November 2013.	Director	Executive Director at Gravina Family Office (since 2022); Credit Specialist at Providence Bank (2020-2022); Director of Strategic Initiatives of Sun National Bank (2012 – 2013)	1	None
Philip E. Hughes, Jr.	73	Current term expires in 2024. Has served since June 2013.	Director	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	1	None
Robert N.C. Nix, III	67	Current term expires in 2024. Has served since October 2019.	Director	President of Pleasant News, Inc. (since 1995); and Counsel at Obermayer Rebmann Maxwell & Hippel LLP (since 2005)	1	None
____________________
*The registered investment companies in the “Fund Complex” consist of the Fund, and FS Credit Income Fund.
(1)Mr. Forman is deemed to be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Global Advisor.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
Executive Officers
Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	61	Chairman, President and Chief Executive Officer	Since 2013	Chairman and Chief Executive Officer, FS Investments
Edward T. Gallivan, Jr.	60	Chief Financial Officer	Since 2018	Chief Financial Officer, FS Energy and Power Fund, FS Credit Income Fund, FS Credit Real Estate Income Trust, Inc.
Stephen S. Sypherd	45	Vice President, Treasurer and Secretary	Since 2013	General Counsel, FS Investments
James F. Volk	60	Chief Compliance Officer	Since 2015	Managing Director, Fund Compliance, FS Investments
Jason Zelesnik	33	Chief Operating Officer	Since 2020	Executive Director, Portfolio Management, FS Investments
Statements of Additional Information
The Fund’s statement of additional information contains additional information regarding the Fund’s directors and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing FS Investments’ website at www.fsinvestments.com.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.
Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Global Advisor, the Fund’s investment adviser. Stockholders may obtain a copy of FS Global Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how FS Global Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Opportunities Corp., 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Distribution Reinvestment Plan
Historically, the Fund had an “opt in” distribution reinvestment plan, or DRP, pursuant to which the Fund’s stockholders could elect to have the full amount of their cash distributions reinvested in additional shares of common stock of the Fund. Participants in the Fund’s DRP were free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a stockholder did not elect to participate in the Fund’s DRP, the stockholder would automatically receive any distributions the Fund declared in cash. For example, if the Board authorized, and the Fund declared, a cash distribution, then if a stockholder had “opted in” to the DRP, the stockholder would have the cash distribution reinvested in additional shares of common stock of the Fund, rather than receiving the cash distribution. The Fund expected to issue common stock pursuant to the DRP on the distribution payment date at a price equal to the NAV per share of common stock of the Fund on such distribution payment date. Common stock issued pursuant to the DRP would have the same voting rights as the common stock issued pursuant to the Fund’s public offering.
If a stockholder wished to receive distributions in cash, no action was required by the stockholder. If a stockholder was a registered stockholder, the stockholder could elect to have their entire distribution reinvested in common stock by notifying DST Systems, Inc., the plan administrator and the Fund’s transfer agent, in writing at the address set forth below so that such notice was received by the plan administrator at least five (5) business days prior to any distribution payment date. If a stockholder elected to reinvest their distributions in additional common stock, the plan administrator would set up an account for common stock acquired through the DRP and would hold such common stock in non-certificated form. If shares of common stock were held by a broker or other financial intermediary, a stockholder could “opt in” to the DRP by notifying their broker or other financial intermediary of their election.

FS Credit Opportunities Corp.
Supplemental Information (Unaudited) (continued)
The Fund used newly issued common stock under the DRP. The number of shares of common stock to be issued to a stockholder was determined by dividing the total dollar amount of the cash distribution payable to the stockholder by a price equal to the NAV per share of common stock on the distribution payment date. There were no selling commissions, dealer manager fees or other sales charges to a stockholder if they elected to participate in the DRP. The Fund paid the plan administrator’s fees under the DRP. If a stockholder received their cash distributions in the form of common stock, the stockholder generally was subject to the same federal, state and local tax consequences as the stockholder would have had if the stockholder elected to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution from the Fund was equal to the total dollar amount of the distribution payable in cash. Any common stock received in a distribution would have a holding period for tax purposes commencing on the day following the day on which the shares of common stock were credited to the stockholder’s account.
On September 27, 2022, the Board approved the termination of the Fund’s prior DRP, effective as of October 3, 2022. On July 14, 2022, the Board adopted the A&R DRP, which became effective as of the Listing Date. The Board and the Fund's stockholders previously approved a proposal for the Fund to implement share transfer restrictions on the Fund's shares of common stock for a period of 180 days following the Listing Date, and accordingly the A&R DRP is suspended during that period.
Pursuant to the A&R DRP, the Fund will reinvest all cash dividends or distributions declared by the Board on behalf of stockholders who do not elect to receive their distributions in cash. As a result, if the Board declares a distribution, then stockholders who have not elected to “opt out” of the A&R DRP will have their distributions automatically reinvested in additional shares of the Fund’s common stock.
With respect to each distribution pursuant to the A&R DRP, the Fund reserves the right to either issue new shares of common stock or purchase shares of common stock in the open market in connection with implementation of the A&R DRP. Unless the Fund, in its sole discretion, otherwise directs the plan administrator, (A) if the per share market price (as defined in the A&R DRP) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) of the Fund’s common stock on the payment date for the distribution, then the Fund will issue shares of common stock at the greater of (i) net asset value per share of common stock or (ii) 95% of the market price; or (B) if the per share market price is less than the net asset value per share, then, in the sole discretion of the Fund, (i) shares of common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) the Fund will issue shares of common stock at net asset value per share. Pursuant to the terms of the A&R DRP, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to a participant by the price per share at which the Fund issues such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.
If a stockholder receives distributions in the form of common stock pursuant to the A&R DRP, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. If the Fund’s common stock is trading at or below net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund’s common stock is trading above net asset value, a stockholder receiving distributions in the form of additional common stock will be treated as receiving a distribution in the amount of the fair market value of the Fund’s common stock. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a distribution will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of common stock are credited to the stockholder’s account.
The Fund reserves the right to amend, suspend or terminate the A&R DRP. A stockholder may terminate its account under the A&R DRP by notifying the plan administrator in writing. All correspondence concerning the A&R DRP should be directed to the plan administrator by mail at FS Credit Opportunities Corp., c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A stockholder may obtain a copy of the A&R DRP by request to the plan administrator or by contacting the Fund.

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent annual report for December 31, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.
Investment Objectives
There have been no changes in the Fund’s investment objectives since the prior disclosure date.
The Fund’s primary investment objective is to generate attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.
Principal Investment Strategies and Policies
There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.
The Fund invests primarily in a portfolio of secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments, which, under normal circumstances, will represent at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes). For purposes of this policy, “credit instruments” may include senior secured loans, unsecured loans, corporate bonds, notes, bills, debentures, distressed securities, mezzanine securities, collateralized debt obligations, collateralized bond obligations, collateralized loan obligations, bank loans, corporate loans, government and municipal obligations, mortgage-backed securities, asset-backed securities, repurchase agreements and other fixed-income instruments of a similar nature that may be represented by derivatives such as options, forwards, futures contracts or swap agreements. The Fund invests its assets in investments in a number of different countries throughout the world, and currently invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The credit instruments in which the Fund invests typically are rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund seeks to achieve its investment objectives by focusing on high conviction investment opportunities across the investment universe that it believes offer potentially attractive risk-adjusted income and returns. To accomplish this, the Fund focuses on strategies such as Opportunistic Credit, Special Situations and Capital Structure Solutions.
Investment Opportunities and Strategies
FS Global Advisor believes that opportunities exist in non-traditional areas of the credit market that can offer enhanced return potential. These opportunities may offer above market returns because they are misunderstood or can be difficult to source, analyze, structure and/or have illiquidity premiums.
The Fund seeks to achieve its investment objectives by focusing on strategies such as Opportunistic Credit (including event-driven and market price inefficiencies), Special Situations and Capital Structure Solutions. By focusing on these opportunities, FS Global Advisor believes it can create a portfolio that offers high potential income and returns while limiting the risk of the Fund. These strategies are described in further detail below.
Opportunistic Credit
Event-Driven
The Fund may take advantage of dislocations that arise in the markets due to an impending event for which the market’s apparent expectation of value differs substantially from the view of FS Global Advisor. Event-driven investing requires FS Global Advisor to make judgments concerning, among other things, (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s loans and securities. Such events may include a looming debt maturity or default, merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Event-driven investing depends much more heavily on FS Global Advisor’s ability to successfully predict the outcomes of these events than on underlying macroeconomic fundamentals such as the level of interest rates or gross domestic product. As a result, successful event-driven strategies may offer substantial diversification benefits and the ability to generate performance in uncertain market environments. The Fund’s investment strategy revolves around a thorough due diligence process and is based on the belief that a deep understanding of companies and the industries in which they operate is critical to generating positive income and returns.
Market Price Inefficiencies
The Fund seeks to capitalize on market price inefficiencies by investing in loans, bonds and other securities for which the income of such investment reflects a higher risk premium or the market price of such investment reflects a lower value than deemed warranted by FS Global Advisor’s fundamental analysis. These opportunities may often be idiosyncratic in nature, as specific issues or complexity related to a prospective investment may drive the excess yield or total return potential. FS Global Advisor believes that market price inefficiencies may occur due to, among other things, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. Market price inefficiencies may also arise from broader market dislocations, which can

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
include broad-based, risk-off sentiment across multiple markets as well as specific technical dislocations within a single market. FS Global Advisor seeks to allocate capital to securities that have been mispriced by the market and that it believes represent attractive investment opportunities.
Special Situations
The Fund’s special situations credit strategy provides flexibility to take advantage of secondary market credit opportunities with asymmetrical risk and return profiles. The Fund seeks to purchase instruments at a discount to intrinsic value from forced sellers or unnatural holders as a result of stress, distress or major events, or change at a company or industry level. The need for holders to transition out of a credit combined with a high level of complexity surrounding the investment can present an opportunity to purchase instruments at a significant discount to its fair value as determined by FS Global Advisor. Such investment opportunities may include investments in loans, bonds and other securities issued by companies that are over levered, facing temporary or permanent business issues, have a current or pending covenant violation, have looming debt maturities and may lack the ability to refinance or have defaulted on their debt instruments. Investments may include purchasing a portion of outstanding debt, the entire tranche or a portfolio of investments. Opportunities can be created by idiosyncratic issues at the company or industry level or by a macro driven credit cycle.
Idiosyncratic opportunities can generate attractive returns at any point in the credit cycle, with low correlation to credit market indexes. Macro driven credit cycles can provide an additional source of risk-adjusted return to the investment strategy by increasing the investible universe which is often coupled with market dislocations that creates increased discounts to intrinsic value.
Capital Structure Solutions
Constrained mandates create an opportunity to lend to companies that do not satisfy conventional lending criteria. Non-traditional borrowers include companies that are overlevered, stressed or distressed businesses, companies without financial sponsors, business / industries in transition, or companies with unconventional assets. Traditional lenders, whether banks, private credit funds or others tend to avoid lending to these businesses because of regulations, limited investment mandates or lack of expertise.
Based on prior experience, FS Global Advisor believes that it can offer target portfolio companies a variety of customized financing solutions to meet their capital needs while providing the Fund with attractive risk-adjusted returns. These solutions are highly structured and offer yield premiums compared to traditional private lending and investments in high yield and broadly syndicated loans. The highly structured nature of the investments can also provide for significant downside protection. FS Global Advisor believes that this capital structure solutions investment strategy provides the Fund with an alternative and differentiated capability that diversifies and enhances its risk-adjusted return profile.
The Fund’s capital structure solutions will be targeted towards companies in need of rescue capital, debtor in possession financing, capital to restructure the operations or capital structure of a business, overlevered companies that need growth capital, companies that need capital to finance unconventional assets, companies that need liquidity to deal with transitions or other highly complex situations. There is often limited or no market reciprocation for these types of business, which in turn, creates an opportunity for capital solutions to be highly structured with both strong creditor protections to limit downside and structured returns and success fees to provide attractive risk-adjusted return profiles.
Other
Investments may also include other assets or opportunities that are consistent with the Fund’s investment approach, provided that such investments are appropriate from a tax, regulatory and operational perspective. The Fund’s investment objectives and strategies, including the Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, are not considered to be fundamental by the Fund and may be changed without the vote of the Fund’s stockholders by the Board with at least 60 days’ written notice provided to stockholders.
The Fund’s flexible strategy across several areas of opportunity allows FS Global Advisor to focus on what we believe are the most attractive opportunities across both the public and private markets at any given point in time. We believe this helps to mitigate timing risk and contributes to consistent deal flow.
Portfolio Composition
Securities
The Fund may invest in both public and private U.S. and non-U.S. debt and equity securities, including, without limitation, senior secured, second lien and unsecured loans, secured and unsecured bonds, loans made to companies involved in bankruptcy or insolvency proceedings (including debtor-in-possession loans), loans made to refinance distressed companies, securities issued by the U.S. Treasury and foreign governments, derivatives, structured products, convertible bonds, preferred stocks and any other type of credit or equity investment that is consistent with the Fund’s investment objectives. In making these investments, the Fund seeks to purchase a limited number of investments across the investment spectrum that FS Global Advisor believes are mispriced and offer the potential for exceptional risk- adjusted income and returns.

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
Geography
The Fund invests primarily in those countries where creditors’ rights are protected by law, such as countries in North America and Western Europe, although in select situations the Fund may invest in securities of issuers domiciled elsewhere. The geographic areas of focus are subject to change from time to time and may be changed without notice to the Fund’s stockholders. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. Securities.
Other Characteristics
The Fund invests in companies regardless of market capitalization and may focus on a relatively small number of issuers. The Fund may invest without limitation in distressed securities or other debt that is in default or the issuers of which are engaged in bankruptcy or insolvency proceedings. The mix of the Fund’s investments at any time will depend on the industries and types of loans and securities FS Global Advisor believes represent the best risk-adjusted income and returns within the Fund’s investment strategies.
FS Global Advisor expects that the Fund’s assets will generally be invested in passive positions, although it is possible in certain circumstances the Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Fund will leverage the expertise of FS Global Advisor to seek preservation or enhancement of the Fund’s investment position.
The Fund may hold select and potentially significant positions in equity securities, including common stock and convertible securities, or other assets that the Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as FS Global Advisor believes that a disposition is most advantageous. Such assets, to the extent received as part of a reorganization process, will be considered “credit instruments” for purposes of the Fund’s intention to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments. The Fund may also purchase select positions in equity securities, including common stock and convertible securities. Such assets, to the extent purchased in the market or not received as part of a reorganization process, will not be considered “credit instruments” for this purpose.
The Fund’s portfolio may consist of both long and short positions. The Fund may also, among other things, use hedging techniques when appropriate from time to time; however, the Fund is under no obligation to do so. Hedging techniques may include capital structure arbitrage to take advantage of inefficiencies in the pricing between securities of the same or affiliated issuers or short positions in debt or equity securities expressed in either the cash or derivatives markets. The Fund may also use derivatives to hedge its foreign currency exposure resulting from its holdings of non-U.S. Securities and may use various indices to hedge the Fund’s portfolio during certain market cycles. For purposes of compliance with the Fund’s intention, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in credit instruments, investments in derivatives will be valued based on their daily marked-to-market (net) value.
The Fund may invest its excess funds in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.
Borrowings
The Fund is permitted to borrow using any form or combination of financial leverage instruments, including credit facilities such as bank loans or commercial paper, the issuance of preferred shares or notes, reverse repurchase agreements or other forms of synthetic leverage. Subject to prevailing market conditions, the Fund may add financial leverage to its portfolio representing up to 33 1/3% (in the event leverage is obtained solely through debt) to 50% (in the event leverage is obtained solely though preferred stock) of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such instruments, which is the maximum amount permitted under the 1940 Act). The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.
Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after doing so the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets including the amount borrowed). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value of the preferred shares.

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
Effective August 19, 2022, Rule 18f-4 replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. Rule 18f-4 generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets as a limited derivative user, or Limited Derivatives User, or in the alternative implement: (i) limits on leverage calculated based on value-at-risk; and (ii) a written derivatives risk management program administered by a derivatives risk manager appointed by the fund's board, including a majority of the independent directors, that is periodically reviewed by the board.
Rule 18f-4 permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding limitations on the issuance of senior securities under Section 18 of the 1940 Act, provided that the Fund either (i) treats these transactions as derivatives transactions under Rule 18f-4, or (ii) ensures that the 300% asset coverage ratio discussed above is met with respect to such transactions and any other borrowings in the aggregate. Since the prior disclosure date, the "Borrowings" section has been updated to reflect regulatory changes pursuant to Rule 18f-4 under the 1940 Act.
The use of leverage creates an opportunity for increased income and returns for Fund stockholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Fund Common Stock. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations (“NRSROs”) and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede FS Global Advisor in managing the Fund’s portfolio in accordance with its investment objectives and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment income and returns. In addition, the Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause FS Global Advisor to make different investment decisions than if there were no such restrictions and could limit the ability of the Fund Board and Fund stockholders to change fundamental investment policies.
In connection with the use of a credit facility for leverage, the Fund may permit the lender, subject to certain conditions, to rehypothecate (i.e., lend to other counter-parties) portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund would expect the terms of the credit facility to provide that the Fund would continue to receive dividends and interest on rehypothecated securities. The Fund also would expect to have the right under the credit facility to recall rehypothecated securities from the lender on demand. The Fund would also expect that, if the lender fails to deliver a recalled security in a timely manner, the credit facility would provide for compensation to the Fund by the lender for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the lender, for the Fund, upon notice to the lender, to reduce the loan balance outstanding by the amount of the recalled security failed to be returned.
The Fund would expect the terms of any such credit facility pursuant to which portfolio securities pledged by the Fund are rehypothecated to provide for the Fund's receipt of a portion of the fees earned by the lender in connection with the rehypothecation of such portfolio securities. The use of a credit facility that permits the lender to rehypothecate the Fund's pledged portfolio securities entails risks, including the risk that the lender will be unable or unwilling to return rehypothecated securities which could result in, among other things, the Fund's inability to find suitable investments to replace the unreturned securities, thereby impairing the Fund's ability to achieve its investment objectives.
Effects of Leverage
The following table illustrates the effect of leverage on returns from an investment in shares of our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $2.3 billion in total assets, (ii) a weighted average cost of funds of 4.14%, (iii) $947.8 million in debt outstanding and (iv) $1.3 billion in net assets. In order to compute the “Corresponding return to stockholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our net assets to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholders	(21.0)%	(11.9)%	(2.8)%	6.3%	15.4%
Similarly, assuming (i) $2.3 billion in total assets, (ii) a weighted average cost of funds of 4.14% and (iii) $947.8 million in debt outstanding, our assets would need to yield an annual return (net of expenses) of approximately 1.53% in order to cover the annual interest payments on our outstanding debt.

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)

Principal Risk Factors
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. The risks described below are considered the principal risks involved in an investment of the Fund. Various risk factors included below have been updated since the prior disclosure date to reflect certain updates.
Additionally, since the prior disclosure date, SPAC Risk is no longer a principal risk of the Fund, and Senior Secured Debt Risk, Market Price of Common Stock, Russia/Ukraine Market Risk, Stockholder Activism, Secondary Market for the Common Stock, and Anti-Takeover Provisions have been added as principal risk factors of the Fund.

Senior Secured Debt Risk. Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guaranty that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Credit Risk. The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.
Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.
Non-U.S. Securities Risk. Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non-U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when shares of the Fund’s common stock are not priced, NAV may change at times when common stock cannot be sold.
Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.
Derivatives Risk. The Fund may use derivative instruments including, in particular, swaps and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.
Furthermore, the Fund’s ability to successfully use derivatives depends on FS Global Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.
On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act, or Rule 18f-4, providing for the regulation of the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4 prescribes specific value-at-risk leverage limits for certain derivatives users. In addition, Rule 18f-4 requires certain derivatives users to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and prescribes reporting requirements in respect of derivatives. Subject to certain conditions, if a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, it is not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC rescinded certain of its prior guidance regarding asset segregation and coverage requirements in respect of derivatives transactions and related instruments. With respect to reverse repurchase agreements or other similar financing transactions in particular, Rule 18f-4 permits a fund to enter into such transactions if the fund either (i) complies with the asset coverage requirements of Section 18 of the 1940 Act, and combines the aggregate amount of indebtedness associated with all similar financing with the aggregate amount of any other senior securities representing indebtedness when calculating the relevant asset coverage ratio, or (ii) treats all similar financing transactions as derivatives transactions for all purposes under Rule 18f-4. The Fund was required to comply with Rule 18f-4 on August 19, 2022 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.
Rule 144A Securities Risk. The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Global Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.
Subordinated Loans Risk. Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
Below Investment Grade Rating Risk. The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by FS Global Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.
LIBOR Risk. Many financial instruments may be tied to LIBOR to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR at the end of 2021. Although non-U.S. dollar (USD) LIBOR rates were phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The U.S. Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate, or SOFR, that is intended to replace USD LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have begun publication. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This announcement and any additional regulatory or market changes that occur as a result of the transition away from LIBOR and the adoption of alternative reference rates may have an adverse impact on the Fund's investments, performance or financial condition.
The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the transition. All of the aforementioned may adversely affect the Fund's performance or NAV.
Pandemic Risk. The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a stockholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.
To satisfy any stockholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.
The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, their portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, FS Global Advisor and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key

FS Credit Opportunities Corp.
Summary of Updated Information Regarding the Fund (Unaudited)
personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which FS Global Advisor relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.
Market Price of Common Stock. Common stock of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of common stock of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their common stock within a relatively short period after the Listing Date, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes. Whether investors will realize a gain or loss upon the sale of the Fund’s common stock will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the common stock and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s common stock will be determined by factors such as the relative demand for and supply of the common stock in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common stock will trade at, below or above NAV, or below or above the initial listing price for the stock.
Stockholder Activism. The Fund may in the future become the target of stockholder activism. Stockholder activism could result in substantial costs and divert management’s and the Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist stockholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any stockholder activism.
Secondary Market for the Common Stock. The issuance of shares of common stock of the Fund through the Fund’s A&R DRP may have an adverse effect on the secondary market for the Fund’s shares. The increase in the number of outstanding shares resulting from the issuances pursuant to the A&R DRP and the discount to the market price at which such shares may be issued, may put downward pressure on the market price for the common shares. When the shares of the common stock are trading at a premium, the Fund may also issue shares that may be sold through private transactions effected on the NYSE or through broker-dealers.
Anti-Takeover Provisions. Maryland law and the Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, including the adoption of a staggered board of directors and the supermajority voting requirements. These provisions could deprive the stockholders of opportunities to sell their common stock at a premium over the then current market price of the common shares or at NAV.
Portfolio Manager Information. There have been no changes in the Fund’s portfolio managers or background since the prior disclosure date.
Fund Organizational Structure. On March 23, 2022, FS Global Credit Opportunities Fund, a Delaware statutory trust, completed its conversion into a Maryland corporation and changed its name to FS Credit Opportunities Corp. Following the conversion, the rights of the Fund's stockholders are governed by Maryland General Corporation Law and the Fund's Articles of Incorporation and Bylaws, and the Fund is subject to the Maryland Control Share Acquisition Act as reflected in the Bylaws of the Fund. The Fund has also implemented a staggered Board. See "Anti-Takeover Provisions" and "Note 12 - Redomiciling and Conversion to Maryland Corporation" above for additional information.

www.fsinvestments.com	AN22-FSCO
© 2023 FS Investments

Item 1. Reports to Stockholders.
(b) The following is a copy of the notice transmitted to stockholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FS INVESTMENTS®

**Important Fund Report(s) Now Available Online and In Print by Request.**

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FS Credit Opportunities Corp

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):

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Item 2. Code of Ethics.
(a)The registrant has adopted a Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) that applies to all officers, trustees, directors and other personnel of the Fund and FS Global Advisor, LLC, the Fund’s investment adviser (“FS Global Advisor”), including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)Not applicable.

(c)On August 8, 2022, the Board approved the amended Code of Ethics, which was amended to make certain conforming changes resulting from changes made to the Codes of Ethics of other investment advisers affiliated with FS Global Advisor. The material changes included, among other things, (i) revisions to the gifts and entertainment policy, (ii) enhancements to internal compliance training, (iii) modifications to the definition, and quarterly and annual reporting requirements, of access persons, and (iv) recommended sanctions for certain non-material and material violations of the Code of Ethics. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)During the period covered by the Annual Report included in Item 1(a) of this Form N-CSR, the Fund did not grant any waiver, explicit or implicit, from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Fund’s previous Code of Business Conduct and Ethics.

(e)Not applicable.

(f)A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3. Audit Committee Financial Expert.
(a)(1)    The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.
(a)(2)    The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.
(a (a)(3)    Not applicable.

Item 4. Principal Accountant Fees and Services.
(a)Audit Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2022 and 2021 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $338,950 and $325,000, respectively.

(b)Audit-Related Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2022 and 2021 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $2,000 and $2,000, respectively. Audit-related fees for the year ended December 31, 2021 represent fees billed for access to management resources.

(c)Tax Fees. The aggregate fees billed to the Fund for the fiscal years ended December 31, 2022 and 2021 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $330 and $28,320, respectively. Tax fees for the year ended December 31, 2022 and the year ended December 31, 2021 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns and year-end taxable income.

(d)All Other Fees. No fees were billed to the Fund for the fiscal years ended December 31, 2022 and 2021 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)Audit Committee Pre-Approval Policies and Procedures.

(1)The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(2)All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)Not applicable.

(g)The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Global Advisor and any entity controlling, controlled by or under common control with FS Global Advisor that provides ongoing services to the Fund for the fiscal years ended December 31, 2022 and 2021 were $2,330 and $30,320, respectively.

(h)Not applicable.

(i)Not applicable.

(j)Not applicable.

Item 5. Audit Committee of Listed Registrants.
(a)The Fund has a separately designated standing Audit Committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:
Philip E. Hughes, Jr., Chairman
Robert N.C. Nix, III
Barbara J. Fouss

Item 6. Investments.
(a)The Fund’s consolidated schedule of investments as of December 31, 2022 is included as part of the Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund has delegated the responsibility for voting proxies relating to its voting securities to FS Global Advisor, pursuant to the proxy voting policies and procedures of FS Global Advisor. FS Global Advisor’s proxy voting policies and procedures are included herein as Exhibit (a)(5).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)    Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. Messrs. Beckman and Heilbut have served as portfolio managers since 2018. Mr. Hoffman has served as a portfolio manager since the Fund’s inception.
Andrew Beckman serves as Managing Director, Head of Liquid Credit, of FS Investments. Prior to joining FS Investments, he served as a Partner and the Head of Corporate Credit and Special Situations at DW Partners, a $3 billion corporate credit manager. Mr. Beckman also serves as the portfolio manager of the Fund. Prior to joining DW Partners, he built and managed Magnetar Capital’s event-driven credit business and was the head of its Event Credit and Credit Opportunities Fund, managing over $2 billion. Earlier in his career, Mr. Beckman was co-head of Goldman Sachs’ special situations multi-strategy investing group.
Nicholas Heilbut serves as Director of Research and Portfolio Manager for the Fund. Prior to joining FS Investments, Mr. Heilbut was a Managing Director at DW Partners. Prior to joining DW Partners, he was Senior Analyst / Head of Research for Magnetar Capital’s event-driven and special situations business. Earlier in his career Mr. Heilbut served as a Senior Analyst at Serengeti Asset Management and before that, he was a Vice President in Goldman Sachs’ Special Situations Multi-Strategy Investing Group.
Robert Hoffman is a Managing Director and Head of the Investment Research group at FS Investments, where he serves as a subject matter expert on the corporate credit markets and the firm’s alternative investment solutions. In this role he develops key communications and resources to help educate on and position the firm’s products. He also serves on the investment committee for FS Credit Income Fund. Mr. Hoffman has over 20 years of experience in the investment and financial services industry and has been with FS Investments since 2012. Prior to joining FS Investments, he was an Executive Director at Nomura Corporate Research and Asset Management, Inc., an asset management firm with approximately $20 billion in assets under management. At Nomura, he was responsible for loan portfolio management and trading, and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Prior to becoming a portfolio manager, he was a senior credit analyst focusing primarily on first- and second-lien corporate loan issues. He covered a range of sectors including energy and gas, utilities, healthcare, chemicals, technology, autos and industrials. Mr. Hoffman is a Chartered Financial Analyst. He graduated from Columbia University with a BA in Political Science.
(a)(2)    The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2022: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Andrew Beckman
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$109,388	1	$109,388
Other Accounts	3	$1,042,492	3	$1,042,492
Nicholas Heilbut
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	$109,388	1	$109,388
Other Accounts	3	$1,042,492	3	$1,042,492
Robert Hoffman
Registered Investment Companies	1	$598,193	—	—
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—
____________________
(1)The assets for the accounts with fiscal year ends of October 31 represent assets as of January 31, 2023.
Potential Conflicts of Interest
FS Global Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Funds, including, but not limited to, the following:
•The managers, officers and other personnel of FS Global Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they may be involved;
•The principals of FS Global Advisor may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;
•The Fund may now, or in the future, compete with certain affiliates for investments, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•The Fund may now, or in the future, compete with other funds or clients managed or advised by FS Global Advisor or affiliates of FS Global Advisor for investment opportunities, subjecting FS Global Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;
•Subject to applicable law, FS Global Advisor and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;
•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to stockholders, FS Global Advisor will receive the management fee in connection with the management of the Fund’s portfolio;
•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which FS Global Advisor or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of FS Global Advisor or its affiliates may result in FS Global Advisor or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Global Advisor would otherwise take an action;
•FS Global Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;
•FS Global Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when FS Global Advisor would otherwise take such an action;
•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of FS Global Advisor and any of its affiliates, as applicable, FS Global Advisor, and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by FS Global Advisor or any of its affiliates to participate in an investment opportunity. In an order dated August 11, 2020, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FS Global Advisor. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, FS Global Advisor will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and
•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, FS Global Advisor (or its controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or directors or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3)    FS Global Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.
Consistent with FS Investments’ integrated culture, FS Investments has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of FS Global Advisor. FS Investments’ compensation structure is designed to align the interests of the investment personnel serving the Fund with those of stockholders and to give everyone a direct financial incentive to ensure that all of FS Investments’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.
Each of FS Investments’ senior executives (other than Michael C. Forman, who is compensated through his ownership interests in FS Global Advisor and FS Investments’ other investment adviser entities), including each of the investment personnel who render services to the Fund on behalf of FS Global Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of FS Global Advisor are eligible to receive incentive compensation from FS Global Advisor based on the gross return of the Fund, taking into account, among other things, total net advisory fees received by and overhead and other expenses of FS Global Advisor.
All final compensation decisions are made by the executive committee of FS Investments based on input from managers. Base compensation and discretionary bonuses are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.
The compensation information disclosed within this subsection is as of December 31, 2022.
(a)(4)    The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of FS Global Advisor’s investment committee as of December 31, 2022, based on the net asset value per share of the Fund’s common stock as of December 31, 2022.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Andrew Beckman	None
Nicholas Heilbut	None
Robert Hoffman	$10,001-$50,000
____________________
(1)Dollar ranges are as follows: None, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000 or Over $1,000,000.
(b)    Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
The following table provides information concerning the Fund’s repurchases of its common shares of beneficial interest, par value $0.001 per share (“common shares”), during the year ended December 31, 2022 pursuant to its share repurchase program and de minimis account liquidations. All amounts are in thousands, except share and per share amounts.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased(1)(2)	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31, 2022	1,132,634	7.624	1,132,634	(3)
February 1 to February 28, 2022	—	—	—	—
March 1 to March 31, 2022	—	—	—	—
April 1 to April 30, 2022	—	—	—	—
May 1 to May 31, 2022	1,195,502	7.303	1,195,502	(3)
June 1 to June 30, 2022	—	—	—	—
July 1 to July 31, 2022	—	—	—	—
August 1 to August 31, 2022	—	—	—	—
September 1 to September 30, 2022	—	—	—	—
October 1 to October 31, 2022	—	—	—	—
November 1 to November 30, 2022	—	—	—	—
December 1 to December 31, 2022	—	—	—	—
Total	2,328,136	$7.459	2,328,136	(3)
____________________
(1)All common shares were purchased as a result of tender offers conducted pursuant to the Fund’s previously announced share repurchase program.
(2)In order to minimize the expense of supporting small accounts and provide additional liquidity to stockholders of the Fund holding small accounts after completion of the regular quarterly share repurchase offer, the Fund reserves the right to repurchase the common shares of and liquidate any investor’s account if the balance of such account is less than the Fund’s $5 minimum initial investment, unless the account balance has fallen below the minimum solely as a result of a decline in the Fund’s net asset value per share. The Fund will provide or will cause to be provided 30 days’ prior written notice to potentially affected investors, which notice may be included in the regular quarterly repurchase offer materials, of any such repurchase. Any such repurchases will be made at the Fund’s most recent price at which the Fund’s shares were issued pursuant to its distribution reinvestment plan.
(3)The Fund will limit the maximum number of common shares to be repurchased for any repurchase offer to the lesser of (i) the sum of the greater of (x) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under its distribution reinvestment plan (including the proceeds it has received from the prior sale of common shares of the Feeder Funds, or the Feeder Fund Shares, under the prior distribution reinvestment plans for each of the Feeder Funds) during the twelve-month period ending on the expiration date of such repurchase offer (less the amount of any such proceeds used to repurchase common shares (including the Feeder Fund Shares) on each previous repurchase date for tender offers conducted during such period) (this limitation is referred to as the twelve-month repurchase limitation) and (y) the number of common shares that the Fund can repurchase with the proceeds it receives from the sale of common shares under the Fund’s distribution reinvestment plan during the three-month period ending on the expiration date of such repurchase offer (this limitation is referred to as the three-month repurchase limitation) and (ii) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter. As a result, the maximum number of common shares to be repurchased for any repurchase offer will not exceed the lesser of (i) 20.0% of the weighted average number of common shares outstanding in the prior calendar year, or 5.0% in each calendar quarter, and (ii) the greater of the twelve-month repurchase limitation described in clause (i)(x) above and the three-month repurchase limitation described in clause (i)(y).
The Fund's Board of Directors suspended the Fund's share repurchase program effective March 31, 2022.

Item 10. Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s stockholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1(a) of this Form N-CSR.
Item 11. Controls and Procedures.
(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)    Not applicable.
(b)    Not applicable.
Item 13. Exhibits.
(a)(1)    The Fund’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).
(a)(2)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are included herein.
(a)(3)    Not applicable.
(a)(4)    Not applicable.
(a)(5) The Proxy Voting Policies and Procedures of FS Global Advisor are included herein in response to Item 7.
(b)    The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are included herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Opportunities Corp.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
Date: March 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MICHAEL C. FORMAN
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: March 1, 2023

By:	/s/ EDWARD T. GALLIVAN, JR.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: March 1, 2023